UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08549

Oak Associates Funds

(Exact name of registrant as specified in charter)

3875 Embassy Parkway, Suite 250

Akron, Ohio 44333

(Address of principal executive offices) (Zip code)

Charles A. Kiraly

3875 Embassy Parkway, Suite 250

Akron, Ohio 44333

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-462-5386

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

OAK
ASSOCIATES FUNDS

ANNUAL REPORT

October 31, 2022

White Oak Select Growth Fund	WOGSX
Pin Oak Equity Fund	POGSX
Rock Oak Core Growth Fund	RCKSX
River Oak Discovery Fund	RIVSX
Red Oak Technology Select Fund	ROGSX
Black Oak Emerging Technology Fund	BOGSX
Live Oak Health Sciences Fund	LOGSX

OAK ASSOCIATES FUNDS Grow Stronger Together.

OAK ASSOCIATES FUNDS

This Page Intentionally Left Blank

At Oak, we believe the sustainable long-term growth for investors is best achieved through a concentrated focus on companies and sectors. Our high-conviction stock selection process centers on identifying multiple drivers of growth and engaging in fundamental research to uncover the right businesses within the right sectors. We then take meaningful positions - targeting unrealized value and seeing long-term capital appreciation independent of typical index results.

Dual-Concentrated Investment Approach

Long-term fundamental and multi-cycle analysis to uncover the highest conviction sectors and holdings fueled by multiple drivers of growth.

SECTOR GROWTH DRIVERS

▼	Overall Macro Trends
▼	Relative Valuations
▼	Competitive Durability
▼	Earnings Sustainability
▼	Sub-sector Thematics
▼	Rates and Yields

COMPANY GROWTH DRIVERS

Quantitative Screens    ▲

Management Strength & Track Report    ▲

MOAT+ Competitive Advantage    ▲

Business Sustainability & Pricing Power    ▲

Market Position & Leadership    ▲

Long-term Earnings Growth    ▲

Our Top-Down approach identifies Favorable Sectors in which to invest,

while our Bottom-Up approach finds Attractive Stocks within those Favorable Sectors.

TABLE of CONTENTS

Shareholder Letter	1

Performance Update

White Oak Select Growth Fund	4

Pin Oak Equity Fund	6

Rock Oak Core Growth Fund	8

River Oak Discovery Fund	10

Red Oak Technology Select Fund	12

Black Oak Emerging Technology Fund	14

Live Oak Health Sciences Fund	16

Important Disclosures	18

Disclosure of Fund Expenses	21

Financial Statements

Schedules of Investments	23

Statements of Assets & Liabilities	44

Statements of Operations	46

Statements of Changes in Net Assets	48

Financial Highlights	54

Notes to Financial Statements	58

Report of Independent Registered Public Accounting Firm	70

Additional Information	71

Shareholder Letter

November 23, 2022

Dear Fellow Shareholders,

During the past fiscal year, the world progressed to live with the Coronavirus. Two years into the pandemic and with immunity levels creeping higher, through inoculations or infection, a return to normalcy was well underway. The realities of the post-pandemic economy, however, have had significant implications for the domestic US stock market. Steps to contain inflation, repair supply chains, replenish the labor force, and access affordable energy have presented challenges for global policymakers. Changes in interest rates and to other monetary constraints have pressured equity market valuations and increased risk aversion.

In the United States, after opting for a more tolerant perspective on rising prices throughout 2021, the Federal Reserve finally acted to curtail inflation in March 2022. It has since embarked on a broad plan to raise interest rates, constrain the money supply, deleverage its balance sheet and ultimately to cool the economy. The aggressive tightening cycle has pressured stocks and increased the risks of a deeper economic recession.

The US government’s policy response to the economic uncertainties of a global pandemic were understandable. Politicians’ actions to support employment through the Paycheck Protection Program and to provide direct stimulus to consumers, via the CARES Act, certainly helped stabilize the economy. However, once disrupted supply chains collided with consumers eager to move beyond the pandemic, inflation developed. Economists had expected rising prices to abate once production activity normalized and the labor force recovered. Inflation was thus characterized as being transitory rather than persistent. This assessment changed once Russia invaded Ukraine in February 2022 and global energy and food prices soared. Energy prices have an insidious way of affecting various industries, from fuel cost, feedstock for manufacturing, fertilizer for food, and utilities power generation. The Federal Reserve finally admitted it could no longer remain passive.

In March 2022, the US Central Bank launched into a series of interest rate increases to suppress inflation and slow economic activity. While its actions were foreseen and telegraphed, US equities struggled in the face of rising recession risk, the War in Ukraine and any potential contagion, and the severity of the rate hikes. Regardless of whether the tighter cycle produces a recession, a mid-cycle slowdown, or a soft landing, stocks do not like a contracting economy. Higher interest rates lower valuation multiples, while also creating a problem for earnings growth. A string of four consecutive 75-basis point increases were unprecedented and the Fed Funds rate rocketed from 0.25% to 4% in just 10 months. In turn, mortgage rates also surged, topping 7% by October 2022. This has had a sharp effect on home sales, affordability, and mortgage applications.

Exacerbating the inflation predicament was a contraction in the labor force during the pandemic. For a variety of reasons, from health concerns, immigration policies, pay structures, self-employment trends and demographics, the size of the US labor force fell sharply and has not fully returned to pre-Covid levels. Competition for workers has added wage pressure to the inflationary cycle. While a low unemployment rate typically reflects a healthy economy, it has also permitted the Federal Reserve to pursue a more aggressive tightening strategy. Since the Federal Reserve’s dual mandate is to promote full employment AND stable prices, the tight labor market has enabled it to attack inflation with less fear of driving serious unemployment. Policy makers hope that since

1-888-462-5386 | www.oakfunds.com	1

Shareholder Letter

businesses had been struggling to hire and retain employees, they may be reluctant to execute layoffs as in previous recessions. Thus far, unemployment claims suggest they may be correct.

A meaningful shift in the monetary backdrop has also had significant implications for investors. With the arrival of inflation, the program of Quantitative Easing (QE), or the purchasing of assets to provide liquidity and sustain artificially low interest rates, has been retired. The new de facto tightening should reduce the velocity of money and contract the money supply, helping remove the fuel for inflation. For the past two decades, however, QE has also provided inadvertent support for asset prices and facilitated risk. With the end of easy money and cheap financing, investors’ tolerance for stocks with long paths to profitability has faltered. This caused high beta, unprofitable, and highly-leveraged businesses to underperform during the fiscal year. Our investment philosophy tends to avoid unprofitable companies and those with high leverage, but the shift in risk aversion caused a contagion of equity market weakness.

The sharp increase in interest rates and new monetary environment has been painful for asset prices. Apart from equity market weakness, bond investors have also experienced one of their worst years on record. The iShares 20-Year Treasury Bond Fund, which tracks US Treasuries with maturity beyond 20 years, has dropped 33% during the fiscal year. Real estate investors are feeling the pain of higher lending rates and a series of consecutive monthly drops in home prices. Commercial real estate vacancy rates are also high due to enduring work-from-home trends. Thus far, the labor market remains tight, although the weakness in housing has damped consumer confidence. Unemployment at 3.57% is near 50-year lows and the number of jobs available per unemployed individual is still elevated. Meanwhile, the JOLTS Index, which measures job openings and turnover, has dropped slightly, but has yet to confirm new slack in the labor market. We continue to watch these data series closely to gauge the Federal Reserve’s success and whether the slowdown will accelerate into a severe recession.

Towards the end of the fiscal year, the stubbornly-high consumer price index (CPI) for Goods, excluding energy, did show some moderation, although the Service series remains high and both are well above the 2-3% target levels. The initial drop in CPI Goods has fueled optimism that the Federal Reserve is closer to pausing its restricting actions, or even pivoting to being accommodative in order to avoid a recession. This prognostication may prove premature until further data confirming sustained progress against rising prices emerges. Until then the final determination of whether the Federal Reserve’s economic tightening will produce a recession remains outstanding.

Looking into 2023, the outlook for equities depends on a tapering of the Federal Reserve’s aggressive rate increase strategy. The restrictive fiscal and monetary conditions are difficult; however, the market’s fiscal year decline reflects the discounting of the new environment. Valuations have been lowered and expectations reset. The US economy has always been driven by the consumer. Success against inflation and a continued strong labor market would be positive for consumer confidence and spending. A decline in mortgage rates would also recharge the housing and construction sector. Given the severity of tightening measures already in the economic pipeline, we do believe that it is probable CPI and inflation have likely peaked and should continue to trend lower in 2023, albeit not always in a straight line. To endure the uncertainty, our approach has been to focus on companies with strong market positions and profitability. We naturally

2	Annual Report | October 31, 2022

Shareholder Letter

tend to avoid companies with high levels of leverage, or interest expense burdens, as we feel these are incremental constraints to diminish profits or create refinancing risk. We continue to favor those sectors with secular trends and shareholder-friendly practices.

Thank you for your investment in the Oak Associates Funds.

With regards,

Robert Stimpson, CFA

Co-Chief Investment Officer & Portfolio Manager

Oak Associates Funds

1-888-462-5386 | www.oakfunds.com	3

White Oak Select Growth Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

White Oak Select Growth Fund (the “Fund”) fell 23.43% for the fiscal year ended October 31, 2022, while the S&P 500 Index dropped 14.61% and the Morningstar Large Blend Category declined 14.48%. Over the last ten years, the Fund has risen an average of 11.22% per year compared to 11.44% in its Large-Blend peer group.

The US stock market fell sharply during the fiscal year as the Federal Reserve (the “Fed”) launched a series of historic interest rate increases to tackle persistent inflation which developed as the global Coronavirus pandemic receded. The Fed has increased the overnight lending rate from 0.25% to 4.00% in just eight months, including four consecutive three-quarter point rate increases. It has also ended its practice of buying treasuries, or quantitative easing, to sustain a low interest rate environment. The efforts to constrain economic activity have weighed on US stocks and fueled fears of both an economic recession and policy mistake.

Within the US equity markets, a high exposure to energy stocks was necessary to outperform the S&P 500. The Russian invasion of Ukraine in February 2022 sent oil and natural gas prices soaring, adding to inflationary pressures and boosting profits for Energy companies. The S&P 500 Energy sector rose 65% during the fiscal year. Due to secular concerns over oil prices and geopolitical factors that may seek to strategically suppress oil prices, the portfolio has been underweight on energy, which hurt performance this year.

During the fiscal year, Amazon.com was the largest contributor to the Fund’s fiscal year decline due to its position as the largest holding. The online retailer was hurt by fears of a recession and overall consumer spending as regulators sought to slow the economy. The Fund’s worst performer was Meta Platforms, formerly known as Facebook. Sectors seen as pandemic beneficiaries, such as social media, were disproportionally hurt this past year as this thematic trade reversed. Despite strong profitability and valuation support, Meta was also penalized for its heavy investment into its Reality Lab, the division researching virtual reality products and development of the metaverse. These opportunities may take years before reaching profitability and investors have expressed their disappointment in CEO Mark Zuckerberg’s fiscal discipline given the economic uncertainty.

Amgen was the Fund’s best performing company during the fiscal year. The biotechnology giant benefited from stable growth and an attractive valuation. A return to “business-as-usual” has been slower for health care companies, but the sector’s defensive characteristics have helped it to outperform. Insurance company Chubb was also a strong performer. The company has benefited from pricing trends due to the strong labor market and rising inflation.

Looking to 2023, we believe the Fed will continue to constrain the economy in an effort to push inflation back to target levels and hopes to do so without driving unemployment. Given the difficulties businesses have had retaining and hiring employees, this economic contraction may avoid the increase in unemployment rate which usually develops. Since workers are consumers, this would be good for the economy. Only time will tell if the Fed’s actions successfully contain inflation or if they inadvertently trigger a deeper recession. Given these headwinds, we believe that high-quality growth stocks are an attractive market segment to weather both the inflation threat and economic uncertainty.

Thank you for your investment with the Oak Associates Funds.

4	Annual Report | October 31, 2022

White Oak Select Growth Fund	Performance Update
All data below is as of October 31, 2022 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker	WOGSX	1	Alphabet, Inc.	14.5%
Share Price	$105.61	2	Amazon.com, Inc.	10.0%
Total Net Assets	$321.4M	3	Charles Schwab Corp. (The)	9.3%
Portfolio Turnover	10%	4	Amgen, Inc.	6.9%
		5	Cisco Systems, Inc.	6.9%
Sector Allocation^		6	Chubb Ltd.	6.1%
Health Care	25.7%	7	KLA Corp.	5.8%
Technology	22.2%	8	Lowe’s Companies, Inc.	5.5%
Financials	21.7%	9	JPMorgan Chase & Co.	5.4%
Consumer Discretionary	15.5%	10	QUALCOMM, Inc.	4.5%
Communications	12.9%
Cash & Other Assets	2.0%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
White Oak Select Growth Fund	-23.43%	5.84%	7.51%	11.22%
S&P 500® Total Return Index[1]	-14.61%	10.22%	10.44%	12.79%
Morningstar Large Blend Category Average[2]	-14.48%	8.98%	9.03%	11.44%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2022): 0.89%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2022): 0.91%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data.

[2]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 18 and 19 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	5

Pin Oak Equity Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

Pin Oak Equity Fund (the “Fund”) declined 24.95% for the fiscal year ended October 31, 2022, while the broad Morningstar US Market Total Return Index fell 16.78% and the Morningstar Large Blend Category lost 14.48%. Over the last ten years, the Fund has added an average of 10.45% per year.

In March 2022, the Federal Reserve (the “Fed”) began a series of interest rate increases in an effort to slow the economy and combat stubbornly rising prices. Inflation developed after the accommodative fiscal and monetary policies enacted during the pandemic to support the economy, crashed into compromised supply chains and tight labor markets. In addition to instituting restrictive interest rates, the Fed tapered its quantitative easing program, incrementally constraining the money supply to dampen inflationary pressures.

US equities struggled under the series of historic interest rate hikes and the prospects of a restrictive environment. With national unemployment rates at low levels, the Fed estimates there is sufficient room to slow economic activity without compromising its dual mandate to promote employment. The strategy however, has increased concerns of a policy mistake that could drive the economy into a deep recession. The combination of a slowing economy, rising recession risk, and soaring mortgage rates have weighed on stocks and investor sentiment.

Social media company, Meta Platforms, formerly known as Facebook, was the Fund’s worst performer. Its stock fell after advertising policy changes at Apple might affect how companies share information on various operating system platforms. Investors have also expressed disappointment in the company’s aggressive spending on virtual reality projects at its Reality Labs division. While Meta’s core business can reportedly support such R&D investment, there is a long trajectory to profitability and investors are generally less tolerant of excessive spending due to the economic slowdown. Online betting company DraftKings, was the second worst performer. The investment thesis for DraftKings is dependent upon the expansion of online gaming. While some states have approved online sports betting, the economic pressures that tend to accelerate the expansion of gaming initiatives did not occur during the pandemic as expected. As a result, DraftKings customer acquisition costs remain high and national availability has yet to arrive. The stock was sold during the fiscal year due to the protracted development of the opportunity.

The Fund’s best performing holding was McKesson Corp. The pharmaceutical distribution company benefited from its stable business model and a “return to normal” within the healthcare industry. Additionally, agreements to settle litigation stemming from the opioid epidemic helped to remove a large legal uncertainty and provided clarity for investors. Amgen was the Fund’s second-best performer, due to a strong combination of attractive valuation and the company’s diversified approach to the growth in biotechnology and biological treatments.

Despite our expectations for continued volatility, the health of the US consumer and labor market could counter the economic constraints imposed by the Fed’s change to monetary policy. Progress towards thwarting inflation, while also avoiding an increase in unemployment, could both shorten and soften the economic contraction. Yet, the Fed’s actions and the economy’s ability to endure the tightening efforts remains indeterminate. We continue to focus on companies we believe are best situated to weather the uncertainty and those able to capitalize on the investment environment.

Thank you for your investment with the Oak Associates Funds.

6	Annual Report | October 31, 2022

Pin Oak Equity Fund	Performance Update
All data below is as of October 31, 2022 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker	POGSX	1	Alphabet, Inc. – Class C	11.7%
Share Price	$65.24	2	McKesson Corp.	9.0%
Total Net Assets	$125.3M	3	Amazon.com, Inc.	8.4%
Portfolio Turnover	15%	4	Charles Schwab Corp. (The)	7.6%
		5	Amdocs Ltd.	5.6%
Sector Allocation^		6	Gentex Corp.	5.3%
Health Care	24.7%	7	Visa, Inc. – Class A	5.2%
Technology	24.0%	8	KLA Corp.	4.7%
Consumer Discretionary	16.9%	9	Assurant, Inc.	4.2%
Financials	15.2%	10	Paychex, Inc.	4.1%
Communications	13.3%
Industrials	2.0%
Energy	1.2%
Cash & Other Assets	2.7%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
Pin Oak Equity Fund	-24.95%	2.43%	5.10%	10.45%
Morningstar US Market Index[1]	-16.78%	9.63%	9.88%	12.47%
Morningstar Large Blend Category Average[1]	-14.48%	8.98%	9.03%	11.44%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2022): 0.91%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2022): 0.95%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 18 and 19 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	7

Rock Oak Core Growth Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

Rock Oak Core Growth Fund (the “Fund”) declined 16.52% for the fiscal year ended October 31, 2022, while the Morningstar U.S. Mid Cap Index fell 16.02%, and the Morningstar Mid Blend Category dropped 12.33%. Over the last ten years, the Fund has averaged an annual return of 8.98%.

Over the past fiscal year, the Federal Reserve (the “Fed”) has increased interest rates in an effort to combat the rise in inflation, which has proliferated globally. The Fed has essentially reversed the easy monetary and fiscal policies the markets enjoyed for most of the past decade. US equities are being negatively affected by this and other macroeconomic factors, including the amplified strength of the dollar, the ongoing war in Ukraine, and China’s enduring Covid lockdowns. The Fed’s aggressive interest rates increases have raised fears of a recession and policy mistake.

The Fund’s largest declines came from DraftKings and Enovis. DraftKings is an online sports entertainment and betting company. While DraftKings benefits from being a leader of online sports betting, it has been negatively impacted as investors shifted away from early-stage growth companies to more defensive segments of the market. Medical technology company, Enovis, was pressured by the Coronavirus Delta-variant surge late last year and into 2022 as supply chain issues weighed on results.

The Fund’s best performing stock in the fiscal year was Cardinal Health. The global integrated healthcare distribution company rallied on the normalization in consumer behavior regarding healthcare services as the pandemic dissipated. Another strong performer was Murphy USA, a retail gas station chain operator. Murphy has benefited from the increase in demand for fuel as consumers sought to travel more post the pandemic.

Looking to 2023, we expect inflation to slow as the accumulated impact of higher interest rates and deleveraging of the Fed’s balance sheet are felt across the economy. High inflation and climbing rates are having the Fed’s desired effect on consumers purchasing behavior. However, we expect market volatility to continue until evidence that sustained progress is reflected in the inflation data.

Higher interest rates also mean a higher cost of capital for those companies who borrow to fund new projects. As a result, it is increasingly vital to focus on companies that we feel demonstrate strong management teams, that trade at reasonable valuations and exemplify a commitment to shareholder value creation. The Fund continues to focus on these characteristics as a key tenant of its overall investment philosophy.

Thank you for your investment with the Oak Associates Funds.

8	Annual Report | October 31, 2022

Rock Oak Core Growth Fund	Performance Update
All data below is as of October 31, 2022 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker	RCKSX	1	Hartford Financial Services Group, Inc (The)	6.5%
Share Price	$14.95	2	Jazz Pharmaceuticals PLC	5.2%
Total Net Assets	$10.1M	3	Cardinal Health, Inc.	4.3%
Portfolio Turnover	21%	4	Carlisle Companies, Inc.	4.3%
		5	Quest Diagnostics, Inc.	4.3%
Sector Allocation^		6	Gentex Corp.	4.1%
Health Care	23.8%	7	Republic Services, Inc.	4.1%
Technology	21.1%	8	Nordson Corp.	4.1%
Industrials	18.2%	9	F5, Inc.	4.0%
Consumer Discretionary	10.0%	10	NetApp, Inc.	4.0%
Financials	8.9%
Energy	8.8%
Materials	7.3%
Cash & Other Assets	1.9%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
Rock Oak Core Growth Fund	-16.52%	3.97%	4.46%	8.98%
Morningstar US Mid Cap Index[1]	-16.02%	8.80%	8.90%	12.12%
Morningstar Mid Blend Category Average[1]	-12.33%	8.05%	7.07%	10.21%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2022): 1.40%/1.25%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2022): 1.50%/1.25%

The Adviser has contractually agreed for a period of one year from February 28, 2022, the date of the Fund’s Prospectus, to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.25% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 18 and 19 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	9

River Oak Discovery Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

River Oak Discovery Fund (the “Fund”) declined 14.59% for the fiscal year ended October 31, 2022, while the Morningstar US Small Cap Total Return Index dropped 17.47% and the Morningstar Small Blend Category dropped 13.55%. Over the last ten years, the Fund has returned an average of 10.55% per year.

For the fiscal year ended October 31, 2022 economies around the globe have faced the highest inflation rates in decades. To combat this, the Federal Reserve (the “Fed”) and other Central Banks have raised interest rates intending to cool red hot demand trends that developed as the Coronavirus pandemic retreated. Inflation has remained stubbornly high due to supply chain disruptions and an imbalance between workers and available jobs. Extraneous complications regarding the war in Ukraine, and China’s ongoing Covid lockdowns have added economic friction. While performance has varied across sectors and the overall market has declined, small capitalization stocks weathered the uncertainty better than expected, given that they tend to be more cyclical and suffer under periods of risk aversion.

The Fund’s worst performer during the fiscal year was Cerence Inc. The company, which provides a variety of technology for vehicles, suffered from the continued supply constraints affecting global automakers. Global digital consulting company, Perficient, was also a performance detractor due to an uptick in project delays and cancellations due to increased macro challenges. Over the long-term, the company should continue to benefit as businesses look to increase productivity through digital transformation.

The top contributor to the Fund was Calix Inc, which is an enterprise software company that offers communications, networking, and cloud computing software and services for the telecommunication industry. The stock rose due to the increase in global broadband infrastructure investments. Mandiant and Meritor were also top contributors during the period. Both companies were acquisition targets of Alphabet Inc and Cummins Inc, respectively. Acquisitions of portfolio holdings are common given the Fund’s strategy of identifying leaders where we see a niche focus in attractive growth segments of the economy.

Going forward, high inflation and interest rates will put a strain on both consumers and companies. As the Fed begins to see inflation rollover, we expect them to slow or pause interest rate increases. This should provide an advantageous environment in the equity market. Relative to large-capitalization stocks, smaller companies currently offer a similar return profile, but are trading at lower valuation levels.

The Fund remains focused on seeking out niche companies with a strong commitment to shareholder value creation. This narrow focus can produce better execution, as these companies are generally able to thwart potential competitors and create acquisition targets. The Fund also intends to remain squarely focused on small-cap stocks as key growth sectors for the equity market.

Thank you for your investment with the Oak Associates Funds.

10	Annual Report | October 31, 2022

River Oak Discovery Fund	Performance Update
All data below is as of October 31, 2022 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker	RIVSX	1	Calix, Inc	4.7%
Share Price	$15.56	2	Cohu, Inc.	4.1%
Total Net Assets	$21.9M	3	Korn Ferry	3.8%
Portfolio Turnover	28%	4	Barrett Business Services, Inc.	3.8%
		5	Adtalem Global Education, Inc.	3.8%
Sector Allocation^		6	Kulicke & Soffa Industries, Inc.	3.8%
Technology	35.5%	7	AllianceBernstein Holding LP	3.7%
Industrials	24.8%	8	Selective Insurance Group, Inc.	3.6%
Financials	15.8%	9	Nextgen Healthcare, Inc.	3.6%
Health Care	9.5%	10	Cirrus Logic, Inc.	3.5%
Consumer Discretionary	6.9%
Consumer Staples	5.1%
Communications	0.5%
Cash & Other Assets	1.9%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
River Oak Discovery Fund	-14.59%	14.01%	8.81%	10.55%
Morningstar US Small Cap Index[1]	-17.47%	6.16%	5.28%	9.67%
Morningstar Small Blend Category Average[1]	-13.55%	7.86%	5.76%	9.75%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2022): 1.18%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2022): 1.21%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 18 and 19 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	11

Red Oak Technology Select Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

Red Oak Technology Select Fund (the “Fund”) dropped 27.15% for the fiscal year ended October 31, 2022, while the S&P 500 Equal Weight Information Technology Index declined 18.93% and the Morningstar Technology Sector Category fell by 36.94%. Over the last ten years, the Fund has increased by an average of 15.68% per year.

Inflationary pressures, both domestically and abroad, caused the US Market to fall during the most recent fiscal year. Consumers and investors alike have enjoyed easy money policies both monetarily and fiscally for much of the past decade largely without inflation rearing its head. However, the substantial accommodative measures employed to address the pandemic created abundant demand that overwhelmed depleted inventories and disrupted supply chains. Further compounding the global supply shock has been the war in Ukraine as well as continued lockdowns in China.

We remain constructive on the broader Technology industry as its secular trends continue to make it one of the most profitable and fastest growing sectors within the market. Valuations have contracted and investor sentiment, as a contrarian indicator, has fallen to depressed levels, creating a better foundation for a sustained recovery to build. Several segments appear particularly attractive on a relative valuation basis including Software, Semiconductors, and Semiconductor Capital Equipment for long-term investors.

The Fund’s worst performing stock was Meta Platforms. The social media leader was challenged during the period due to increased competition and weaker advertising pricing, a result of slowing macroeconomic conditions. Search giant Alphabet was also a significant detractor as its rapid pace of growth slowed due to global economic weakness, particularly in Europe. Both businesses remain market leaders and we have confidence in their prospects.

The Fund’s biggest contributor was Check Point Software Technologies. Despite a slowing economy, spending on security software and hardware remained solid particularly for cloud customers. Another top contributor during the period was Citrix Systems, a cloud computing company and beneficiary of the work-from-home trend, which announced it was being acquired by private investors.

Going forward, the Fund will continue to pursue blue-chip, technology companies with dominant market positions and favorable shareholder return metrics that are trading at attractive valuations. Higher interest rates and the resulting increased cost of capital should make these characteristics even more important for investors in the evolving investment landscape.

Thank you for your investment with the Oak Associates Funds.

12	Annual Report | October 31, 2022

Red Oak Technology Select Fund	Performance Update
All data below is as of October 31, 2022 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker	ROGSX	1	Apple, Inc.	7.7%
Share Price	$29.27	2	Alphabet, Inc.	6.5%
Total Net Assets	$441.9M	3	Amazon.com, Inc.	6.3%
Portfolio Turnover	13%	4	Cisco Systems, Inc.	5.9%
		5	Microsoft Corp.	5.9%
Sector Allocation^		6	Oracle Corp.	5.6%
Technology	72.7%	7	KLA Corp.	5.0%
Communications	10.3%	8	Synopsys, Inc.	4.6%
Consumer Discretionary	9.3%	9	QUALCOMM, Inc.	4.1%
Industrials	6.1%	10	NXP Semiconductors NV	3.8%
Cash & Other Assets	1.6%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
Red Oak Technology Select Fund	-27.15%	5.08%	8.64%	15.68%
S&P 500® Equal Weight Information Technology Index[1]	-18.93%	11.75%	12.97%	18.60%
Morningstar Technology Sector Category Average[2]	-36.94%	7.23%	9.00%	15.05%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2022): 0.90%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2022): 0.92%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data.

[2]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 18 and 19 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	13

Black Oak Emerging Technology Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

Black Oak Emerging Technology Fund (the “Fund”) declined 24.06% for the fiscal year ended October 31, 2022, while the S&P 500 Equal Weight Information Technology Index fell 18.93% and the Morningstar Technology Sector Category dropped 36.94%. Over the last ten years, the Fund has risen an average of 14.43% per year.

As inflation escalated last year and into 2022, it became clear that the Federal Reserve (the “Fed”) was behind the curve and that action was required. Fed Chairman Powell finally began raising interest rates in March and continued at a moderate pace which initially calmed investors. However, as inflation continued to rise above expectations, the Fed was forced to step up its pace. The fear has now shifted from feeling they were too far behind the curve to get inflation under control to the risk of oversteering and causing a bigger recession than intended or necessary.

Technology stocks underperformed during the period as investors turned to more defensive areas of the market amid the prospects of a slowing economy. In a slower growth environment resulting from a more restrictive monetary policy, we would expect investors to gravitate to those areas that can continue to expand despite these conditions. The Technology sector remains one of the most profitable and fastest growing sectors of the economy. Lowered expectations and valuation levels have created many attractive opportunities that we anticipate will reward those investors willing to look beyond near-term disruptions.

The Fund’s worst performing stock was Cognyte Software. Despite being in the attractive end market of security software, demand for Cognyte Software’s products fell as its government customers focused on budget cuts amid a slowing economy. After being a top contributor last year, semiconductor manufacturer Ambarella, was also a detractor this fiscal year as inventory levels rebalance over the near-term. Production capacity issues at global automakers have also hampered its results.

The Fund’s strongest performer during the fiscal year was CSG Systems International. CSG Systems provides customer management solutions to the communications market and is benefiting from the automation of services such as invoice production, billing and customer analysis. Another one of the Fund’s largest contributors, industrial solutions provider, Applied Industrial Technologies, helps customers overcome a difficult labor market through its offering of automation technologies.

Going forward, the Fund will continue to seek opportunities within the Technology sector exposed to emerging niches, with solid earnings prospects, and that are trading at favorable valuations.

Thank you for your investment with the Oak Associates Funds.

14	Annual Report | October 31, 2022

Black Oak Emerging Technology Fund	Performance Update
All data below is as of October 31, 2022 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker	BOGSX	1	Apple, Inc.	5.9%
Share Price	$6.44	2	KLA Corp.	4.1%
Total Net Assets	$52.4M	3	Kulicke & Soffa Industries, Inc.	4.0%
Portfolio Turnover	25%	4	Cohu, Inc.	3.7%
		5	Diodes, Inc.	3.5%
Sector Allocation^		6	Jack Henry & Associates, Inc.	3.5%
Technology	75.2%	7	Nordson Corp.	3.4%
Industrials	11.4%	8	Nextgen Healthcare, Inc.	3.4%
Health Care	5.0%	9	SolarEdge Technologies, Inc.	3.3%
Energy	3.3%	10	Applied Industrial Technologies, Inc.	3.3%
Consumer Discretionary	2.5%
Cash & Other Assets	2.6%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
Black Oak Emerging Technology Fund	-24.06%	15.06%	12.69%	14.43%
S&P 500® Equal Weight Information Technology Index[1]	-18.93%	11.75%	12.97%	18.60%
Morningstar Technology Sector Category Average[2]	-36.94%	7.23%	9.00%	15.05%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2022): 1.01%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2022): 1.03%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data.

[2]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 18 and 19 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	15

Live Oak Health Sciences Fund

James D. Oelschlager
Co-Chief Investment Officer
& Portfolio Manager

Robert D. Stimpson, CFA
Co-Chief Investment Officer
& Portfolio Manager

Jeffrey B. Travis, CFA
Portfolio Manager

Live Oak Health Sciences Fund (the “Fund”) grew 3.95% for the fiscal year ended October 31, 2022, while the S&P 500® Health Care Index rose 0.81% and the Morningstar Health Sector Category dropped 17.14%. Over the last ten years, the Fund has increased by an average return of 11.77% per year.

The primary cause of equity market weakness in 2022 has been focused on concerns surrounding the rise in inflation caused by excess liquidity injected into the economy during the pandemic. After opting for patience throughout 2021, the Federal Reserve finally began an interest rate tightening cycle in March. In light of their broad efforts to restrict the economy, concerns have developed over whether its actions will cause a severe recession.

While US equity markets retreated during the period, the Healthcare sector benefited from investors shifting towards more defensive areas of the economy. Several sectors within healthcare offer stable revenue and benefit from secular demographic trends. Since medical costs have been rising consistently for more than a decade, healthcare companies are already familiar with operating in an inflationary environment.

The Fund’s biggest contributor to returns for the year was McKesson Corporation. McKesson distributes pharmaceuticals, data and analytic solutions, as well as medical-surgical supplies and has benefited from strong organic growth across each of its offerings. Improved operating efficiencies have also resulted in solid, free cash flow generation. Vertex Pharmaceuticals, a leader in developing treatments for cystic fibrosis, was also a top performer as its primary franchise continues to exceed expectations and its pipeline of new offerings shows increasing promise.

The Fund’s largest detractor was drug research tools and support services provider, Charles River Laboratories. After years of strong outperformance driven by increased research and development (R&D) spending resulting from the pandemic, growth slowed on a relative basis weighing on the shares. Slower R&D spending during the period also impacted the shares of Illumina, a leading provider of systems utilized by genomic research centers, academic institutions and pharmaceutical and biotechnology companies to sequence and analyze genes.

Looking ahead, favorable demographics, persistent innovation and technological advancements within the sector should continue to provide attractive opportunities for long-term investors. The Fund continues to favor what are in our opinion stable healthcare companies with healthy balance sheets, strong secular tailwinds and earnings prospects at attractive valuations.

Thank you for your investment with the Oak Associates Funds.

16	Annual Report | October 31, 2022

Live Oak Health Sciences Fund	Performance Update
All data below is as of October 31, 2022 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker	LOGSX	1	UnitedHealth Group, Inc.	6.3%
Share Price	$21.37	2	Cigna Corp.	5.6%
Total Net Assets	$57.3M	3	United Therapeutics Corp.	5.5%
Portfolio Turnover	47%	4	McKesson Corp.	5.3%
		5	Anthem, Inc.	5.2%
Sector Allocation^		6	Amgen, Inc.	4.8%
Health Care	98.3%	7	Regeneron Pharmaceuticals, Inc.	4.2%
Cash & Other Assets	1.7%	8	AmerisourceBergen Corp.	4.0%
		9	Cardinal Health, Inc.	3.8%
		10	Merck & Co., Inc.	3.3%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

This chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
	Return	Return	Return	Return
Live Oak Health Sciences Fund	3.95%	10.85%	8.48%	11.77%
S&P 500® Health Care Index[1]	0.81%	14.08%	12.41%	14.77%
Morningstar Health Sector Category Average[2]	-17.14%	8.35%	7.81%	12.76%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2022): 1.00%

Gross/Net Expense Ratio (as of the fiscal year ended October 31, 2022): 1.02%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data.

[2]	Morningstar, Inc. is the source and owner of the Morningstar Classification data. See Pages 18 and 19 for additional disclosure.

1-888-462-5386 | www.oakfunds.com	17

Important Disclosures

All data below is as of October 31, 2022 (Unaudited)

Mutual fund investing involves risk, including the possible loss of principal. The value of a Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because a Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these over-weighted sectors could have a greater impact on a Fund than it would on another mutual fund with a broader range of investments.

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

Oak Associates Funds (the “Funds”) are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Funds or any member of the public regarding the advisability of investing in equity securities generally or in the Funds in particular or the ability of the Funds to track the Morningstar Indices or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUNDS OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. You cannot invest directly in an index.

Morningstar Health Care Category – Health portfolios focus on the medical and health-care industries. Most invest in a range of companies, buying everything from pharmaceutical and medical-device makers to HMOs, hospitals, and nursing homes. A few portfolios concentrate on just one industry segment, such as service providers or biotechnology firms.

Morningstar Large Blend Category – Large-blend portfolios are fairly representative of the overall US stock market in size, growth rates, and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large-cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index.

Morningstar Mid Blend Category – The typical mid-cap blend portfolio invests in US stocks of various sizes and styles, giving it a middle-of-the-road profile. Most shy away from high-priced growth stocks, but aren’t so price-conscious that they land in value territory. The US mid-cap range for market capitalization typically falls between $1billion-$8 billion and represents 20% of the total capitalization of the US equity market. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

Morningstar Small Blend Category – Small-blend portfolios favor US firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the US equity market are defined as small-cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate.

18	Annual Report | October 31, 2022

Important Disclosures
All data below is as of October 31, 2022 (Unaudited)

Morningstar Technology Category – Technology portfolios buy high-tech businesses in the US or outside of the US Most concentrate on computer, semiconductor, software, networking, and Internet stocks. A few also buy medical-device and biotechnology stocks and some concentrate on a single technology industry.

Morningstar US Market Index – Measures the performance of US securities and targets 97% market capitalization coverage of the investable universe. It is a diversified broad market index. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria.

Morningstar US Mid Cap Index – Tracks the performance of US mid-cap stocks that fall between 70th and 90th percentile in market capitalization of the investable universe. In aggregate the Mid-Cap Index represents 20 percent of the investable universe.

Morningstar US Small Cap Index – Measures the performance of US small-cap stocks. These stocks fall between the 90th and 97th percentile in market capitalization of the investable universe. In aggregate, the Small-Cap Index represents 7 percent of the investable universe. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria.

Standard & Poor’s – is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

S&P 500® Index – is a commonly-recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad US equity performance.

S&P 500® Equal Weight Information Technology Index – The S&P 500® Equal Weight Information Technology Index is an unmanaged equal weighted version of the S&P 500® Information Technology Index that consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500® Index.

S&P 500® Health Care Index – The S&P 500® Health Care Index is a capitalization-weighted index that encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations. The second group consists of companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

S&P 500® Total Return Index – The S&P 500® Total Return Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad US equity performance.

1-888-462-5386 | www.oakfunds.com	19

Important Disclosures
All data below is as of October 31, 2022 (Unaudited)

Investment Definitions

Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices. Smart beta emphasizes capturing investment factors of market inefficiencies in a rules-based and transparent way.

Correlation is a statistic that measures the degree to which two securities move in relation to each other.

The P/E is the ratio for valuing a company that measures its current share price relative to its per share earnings. The price-earnings ratio can be calculated as market value per share divided by earnings per share.

Book value of an asset is the value at which the asset is carried on a balance sheet and calculated by taking the cost of an asset minus the accumulated depreciation. Book value is also the net asset value of a company, calculated as total assets minus intangible assets and liabilities.

Free cash flow yield is an overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. The ratio is calculated by taking the free cash flow per share divided by the share price.

20	Annual Report | October 31, 2022

Disclosure of Fund Expenses
As of October 31, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2022 through October 31, 2022.

Actual Expenses

The first line of the table for each Fund provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

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Disclosure of Fund Expenses
As of October 31, 2022 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Annualized	Expenses
	May 1,	October 31,	Expense	Paid During
	2022	2022	Ratio	Period(a)
White Oak Select Growth Fund
Actual Return	$1,000.00	$ 915.20	0.93%	$4.49
Hypothetical 5% Return	$1,000.00	$1,020.51	0.93%	$4.74
Pin Oak Equity Fund
Actual Return	$1,000.00	$ 915.30	0.97%	$4.68
Hypothetical 5% Return	$1,000.00	$1,020.32	0.97%	$4.93
Rock Oak Core Growth Fund
Actual Return	$1,000.00	$ 936.70	1.25%	$6.10
Hypothetical 5% Return	$1,000.00	$1,018.90	1.25%	$6.36
River Oak Discovery Fund
Actual Return	$1,000.00	$1,021.00	1.24%	$6.31
Hypothetical 5% Return	$1,000.00	$1,018.96	1.24%	$6.30
Red Oak Technology Select Fund
Actual Return	$1,000.00	$ 858.10	0.94%	$4.40
Hypothetical 5% Return	$1,000.00	$1,020.47	0.94%	$4.78
Black Oak Emerging Technology Fund
Actual Return	$1,000.00	$ 934.70	1.06%	$5.17
Hypothetical 5% Return	$1,000.00	$1,019.86	1.06%	$5.40
Live Oak Health Sciences Fund
Actual Return	$1,000.00	$1,052.20	1.04%	$5.36
Hypothetical 5% Return	$1,000.00	$1,019.98	1.04%	$5.28

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22	Annual Report | October 31, 2022

White Oak Select Growth Fund	Schedule of Investments
As of October 31, 2022

		Fair
	Shares	Value
COMMON STOCKS — 97.99%
COMMUNICATIONS — 12.94%
Internet Media & Services — 12.94%
Alphabet, Inc. - Class A(a)	152,000	$14,365,520
Alphabet, Inc. - Class C(a)	248,000	23,475,680
Meta Platforms, Inc. - Class A(a)	40,015	3,727,797
		41,568,997
CONSUMER DISCRETIONARY — 15.47%
E-Commerce Discretionary — 10.01%
Amazon.com, Inc.(a)(b)	314,100	32,176,404

Retail - Discretionary — 5.46%
Lowe’s Companies, Inc.(b)	90,000	17,545,500

FINANCIALS — 21.67%
Asset Management — 9.27%
Charles Schwab Corp. (The)	374,100	29,804,547

Banking — 5.45%
JPMorgan Chase & Co.	139,065	17,505,502

Institutional Financial Services — 0.81%
State Street Corp.	35,000	2,590,000

Insurance — 6.14%
Chubb Ltd.	91,890	19,746,242

HEALTH CARE — 25.75%
Biotech & Pharma — 13.81%
Amgen, Inc.	82,460	22,293,061
Novartis AG - ADR	114,060	9,253,688
Pfizer, Inc.	275,700	12,833,835
		44,380,584
Health Care Facilities & Services — 6.61%
Cigna Corp.	32,952	10,645,473
Laboratory Corporation of America Holdings(b)	47,770	10,598,252
		21,243,725

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Schedule of Investments	White Oak Select Growth Fund
As of October 31, 2022

		Fair
	Shares	Value
Medical Equipment & Devices — 5.33%
Alcon, Inc.	138,000	$8,373,840
Zimmer Biomet Holdings, Inc.	77,390	8,772,157
		17,145,997
TECHNOLOGY — 22.16%
Semiconductors — 13.29%
KLA Corp.	58,835	18,618,336
NXP Semiconductors NV	66,513	9,716,219
QUALCOMM, Inc.	122,300	14,389,818
		42,724,373
Technology Hardware — 6.93%
Cisco Systems, Inc.	490,000	22,260,700

Technology Services — 1.94%
Cognizant Technology Solutions Corp. - Class A	100,000	6,225,000

TOTAL COMMON STOCKS
(Cost $165,726,947)		314,917,571

24	Annual Report | October 31, 2022

White Oak Select Growth Fund	Schedule of Investments
As of October 31, 2022

	Shares or	Fair
	Principal ($)	Value
SHORT-TERM INVESTMENTS — 13.11%
REPURCHASE AGREEMENTS — 0.43%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 2.73%, dated 10/31/2022 and maturing 11/1/2022, collateralized by U.S. Treasury Securities with rates ranging from 0.25% to 2.88% and maturity dates ranging from 5/15/2024 to 8/15/2031 with a par value of $1,621,471 and a collateral value of $1,423,567	1,395,653	$1,395,653

COLLATERAL FOR SECURITIES LOANED — 12.68%
Mount Vernon Liquid Assets Portfolio, LLC, 3.21%(c)	40,764,671	40,764,671

TOTAL SHORT-TERM INVESTMENTS
(Cost $42,160,324)		42,160,324

TOTAL INVESTMENTS — 111.10%
(Cost $207,887,271)		357,077,895

Liabilities in Excess of Other Assets — (11.10)%		(35,689,796)

NET ASSETS — 100.00%		$321,388,099

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $39,419,770.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2022.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	25

Schedule of Investments	Pin Oak Equity Fund
As of October 31, 2022

		Fair
	Shares	Value
COMMON STOCKS — 97.26%
COMMUNICATIONS — 13.25%
Entertainment Content — 0.91%
Activision Blizzard, Inc.	15,632	$1,138,010

Internet Media & Services — 12.34%
Alphabet, Inc. - Class A(a)	35,000	3,307,850
Alphabet, Inc. - Class C(a)	120,000	11,359,200
Meta Platforms, Inc. - Class A(a)	8,569	798,288
		15,465,338
CONSUMER DISCRETIONARY — 16.89%
Automotive — 5.34%
Gentex Corp.(b)	252,500	6,688,725

E-Commerce Discretionary — 11.55%
Amazon.com, Inc.(a)	102,400	10,489,856
eBay, Inc.(b)	100,000	3,984,000
		14,473,856
ENERGY — 1.24%
Oil & Gas Producers — 1.24%
Coterra Energy, Inc.	50,000	1,556,500

FINANCIALS — 15.18%
Asset Management — 7.57%
Charles Schwab Corp. (The)	119,101	9,488,777

Institutional Financial Services — 3.39%
Bank of New York Mellon Corp. (The)	100,745	4,242,372

Insurance — 4.22%
Assurant, Inc.(b)	38,900	5,284,954

HEALTH CARE — 24.74%
Biotech & Pharma — 10.52%
Amgen, Inc.	18,500	5,001,475
Gilead Sciences, Inc.	48,145	3,777,457
Regeneron Pharmaceuticals, Inc.(a)	5,881	4,403,399
		13,182,331

26	Annual Report | October 31, 2022

Pin Oak Equity Fund	Schedule of Investments
As of October 31, 2022

		Fair
	Shares	Value
Health Care Facilities & Services — 14.22%
McKesson Corp.	28,900	$11,252,793
Molina Healthcare, Inc.(a)	12,291	4,410,748
Quest Diagnostics, Inc.	15,000	2,154,750
		17,818,291
INDUSTRIALS — 1.99%
Electrical Equipment — 1.99%
Amphenol Corp. - Class A	32,860	2,491,774

TECHNOLOGY — 23.97%
Semiconductors — 4.67%
KLA Corp.	18,498	5,853,692

Software — 3.20%
Akamai Technologies, Inc.(a)	45,324	4,003,469

Technology Services — 16.10%
Amdocs Ltd.	81,587	7,041,774
Paychex, Inc.	43,649	5,164,113
PayPal Holdings, Inc.(a)	18,000	1,504,440
Visa, Inc. - Class A(b)	31,220	6,467,535
		20,177,862
TOTAL COMMON STOCKS
(Cost $67,669,399)		121,865,951

1-888-462-5386 | www.oakfunds.com	27

Schedule of Investments	Pin Oak Equity Fund
As of October 31, 2022

	Shares or	Fair
	Principal ($)	Value
SHORT-TERM INVESTMENTS — 23.65%
REPURCHASE AGREEMENTS — 9.67%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 2.73%, dated 10/31/2022 and maturing 11/1/2022, collateralized by U.S. Treasury Securities with rates ranging from 0.25% to 2.88% and maturity dates ranging from 5/15/2024 to 8/15/2031 with a par value of $14,084,457 and a collateral value of $12,365,409	12,122,950	$12,122,950

COLLATERAL FOR SECURITIES LOANED — 13.98%
Mount Vernon Liquid Assets Portfolio, LLC, 3.21%(c)	17,516,969	17,516,969

TOTAL SHORT-TERM INVESTMENTS
(Cost $29,639,919)		29,639,919

TOTAL INVESTMENTS — 120.91%
(Cost $97,309,318)		151,505,870

Liabilities in Excess of Other Assets — (20.91)%		(26,199,257)

NET ASSETS — 100.00%		$125,306,613

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $17,107,801.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2022.

The accompanying notes are an integral part of the financial statements.

28	Annual Report | October 31, 2022

Rock Oak Core Growth Fund	Schedule of Investments
As of October 31, 2022

		Fair
	Shares	Value
COMMON STOCKS — 98.06%
CONSUMER DISCRETIONARY — 10.02%
Automotive — 4.12%
Gentex Corp.	15,785	$418,145

Leisure Products — 2.81%
Thor Industries, Inc.(a)	3,490	284,330

Wholesale - Discretionary — 3.09%
Pool Corp.(a)	1,030	313,357

ENERGY — 8.76%
Oil & Gas Producers — 6.22%
Coterra Energy, Inc.(a)	11,541	359,271
Murphy USA, Inc.(a)	864	271,737
		631,008
Renewable Energy — 2.54%
SolarEdge Technologies, Inc.(b)	1,120	257,634

FINANCIALS — 8.93%
Insurance — 8.93%
Assurant, Inc.(a)	1,830	248,624
Hartford Financial Services Group, Inc. (The)	9,065	656,397
		905,021
HEALTH CARE — 23.80%
Biotech & Pharma — 9.96%
Exelixis, Inc.(a)(b)	18,149	300,910
Jazz Pharmaceuticals PLC(a)(b)	3,655	525,552
Viatris, Inc.	18,120	183,556
		1,010,018
Health Care Facilities & Services — 12.13%
Cardinal Health, Inc.	5,770	437,943
Molina Healthcare, Inc.(b)	1,000	358,860
Quest Diagnostics, Inc.	3,015	433,105
		1,229,908
Medical Equipment & Devices — 1.71%
Illumina, Inc. (a)(b)	760	173,903

1-888-462-5386 | www.oakfunds.com	29

Schedule of Investments	Rock Oak Core Growth Fund
As of October 31, 2022

		Fair
	Shares	Value
INDUSTRIALS — 18.23%
Aerospace & Defense — 6.05%
Huntington Ingalls Industries, Inc.(a)	1,186	$304,885
TransDigm Group, Inc.	535	308,032
		612,917
Commercial Support Services — 4.09%
Republic Services, Inc.	3,130	415,100

Machinery — 8.09%
Curtiss-Wright Corp.	1,620	271,885
ESAB Corp.(a)	3,618	134,951
Nordson Corp.	1,839	413,775
		820,611
MATERIALS — 7.25%
Chemicals — 2.98%
CF Industries Holdings, Inc.	2,840	301,778

Construction Materials — 4.27%
Carlisle Companies, Inc.(a)	1,815	433,422

TECHNOLOGY — 21.07%
Technology Hardware — 14.62%
F5, Inc.(b)	2,820	403,006
NetApp, Inc.	5,805	402,113
Seagate Technology PLC	6,007	298,308
Ubiquiti Networks, Inc.(a)	1,095	379,691
		1,483,118
Technology Services — 6.45%
Amdocs Ltd.	3,602	310,888
Cognizant Technology Solutions Corp. - Class A	5,507	342,811
		653,699
TOTAL COMMON STOCKS
(Cost $8,101,154)		9,943,969

30	Annual Report | October 31, 2022

Rock Oak Core Growth Fund	Schedule of Investments
As of October 31, 2022

	Shares or	Fair
	Principal ($)	Value
SHORT-TERM INVESTMENTS — 28.47%
REPURCHASE AGREEMENTS — 3.81%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 2.73%, dated 10/31/2022 and maturing 11/1/2022, collateralized by U.S. Treasury Securities with rates ranging from 0.25% to 2.88% and maturity dates ranging from 5/15/2024 to 8/15/2031 with a par value of $448,729 and a collateral value of $393,961	386,236	$386,236

COLLATERAL FOR SECURITIES LOANED — 24.66%
Mount Vernon Liquid Assets Portfolio, LLC, 3.21%(c)	2,499,889	2,499,889

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,886,125)		2,886,125

TOTAL INVESTMENTS — 126.53%
(Cost $10,987,279)		12,830,094

Liabilities in Excess of Other Assets — (26.53)%		(2,689,903)

NET ASSETS — 100.00%		$10,140,191

(a)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $2,431,019.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2022.

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	31

Schedule of Investments	River Oak Discovery Fund
As of October 31, 2022

		Fair
	Shares	Value
COMMON STOCKS — 98.09%
COMMUNICATIONS — 0.51%
Advertising & Marketing — 0.51%
QuinStreet, Inc.(a)	9,875	$112,674

CONSUMER DISCRETIONARY — 6.85%
Consumer Services — 3.77%
Adtalem Global Education, Inc.(a)(b)	19,770	824,409

Retail - Discretionary — 3.08%
Asbury Automotive Group, Inc.(a)(b)	4,275	674,381

CONSUMER STAPLES — 5.08%
Household Products — 5.08%
Edgewell Personal Care Co.(b)	17,322	678,849
Energizer Holdings, Inc.(b)	15,000	433,350
		1,112,199
FINANCIALS — 15.79%
Asset Management — 5.83%
AllianceBernstein Holding LP	21,518	809,723
Artisan Partners Asset Management, Inc. - Class A(b)	16,381	467,022
		1,276,745
Banking — 4.54%
Atlantic Union Bancshares Corp.	13,072	451,507
Dime Community Bancshares, Inc.(b)	15,671	541,119
		992,626
Insurance — 5.42%
CNO Financial Group, Inc.	17,845	393,661
Selective Insurance Group, Inc.(b)	8,090	793,467
		1,187,128
HEALTH CARE — 9.55%
Biotech & Pharma — 5.11%
Harmony Biosciences Holdings, Inc.(a)(b)	4,667	242,684
Ironwood Pharmaceuticals, Inc.(a)(b)	35,100	383,994
Prestige Consumer Healthcare, Inc.(a)	9,000	490,320
		1,116,998

32	Annual Report | October 31, 2022

River Oak Discovery Fund	Schedule of Investments
As of October 31, 2022

		Fair
	Shares	Value
Health Care Facilities & Services — 4.44%
Ensign Group, Inc./The	5,020	$450,695
Premier, Inc. - Class A(b)	14,952	521,526
		972,221
INDUSTRIALS — 24.81%
Commercial Support Services — 15.74%
AMN Healthcare Services, Inc.(a)	3,855	483,803
Barrett Business Services, Inc.	9,477	826,584
Kforce, Inc.	8,685	549,500
Korn Ferry	14,955	831,348
Vectrus, Inc.(a)	18,370	752,986
		3,444,221
Electrical Equipment — 3.36%
Advanced Energy Industries, Inc.(b)	9,353	735,613

Industrial Support Services — 2.67%
Applied Industrial Technologies, Inc.(b)	4,694	583,840

Machinery — 3.04%
Kadant, Inc.	3,740	665,533

TECHNOLOGY — 35.50%
Semiconductors — 17.87%
Ambarella, Inc.(a)	3,524	192,868
Cirrus Logic, Inc.(a)	11,397	764,967
Cohu, Inc.(a)	27,543	906,715
Diodes, Inc.(a)(b)	6,870	492,373
Kulicke & Soffa Industries, Inc.(b)	19,620	822,863
Silicon Motion Technology Corp. - ADR	13,665	730,941
		3,910,727
Software — 11.22%
Calix, Inc.(a)(b)	14,095	1,037,956
NextGen Healthcare, Inc.(a)(b)	39,135	784,265
Verint Systems, Inc.(a)	17,863	632,886
		2,455,107

1-888-462-5386 | www.oakfunds.com	33

Schedule of Investments	River Oak Discovery Fund
As of October 31, 2022

	Shares or	Fair
	Principal ($)	Value
Technology Services — 6.41%
CSG Systems International, Inc.(b)	7,000	$452,690
Perficient, Inc.(a)	6,121	409,924
Science Applications International Corp.	5,000	541,700
		1,404,314
TOTAL COMMON STOCKS
(Cost $17,602,568)		21,468,736

SHORT-TERM INVESTMENTS — 34.71%
REPURCHASE AGREEMENTS — 2.03%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 2.73%, dated 10/31/2022 and maturing 11/1/2022, collateralized by U.S. Treasury Securities with rates ranging from 0.25% to 2.88% and maturity dates ranging from 5/15/2024 to 8/15/2031 with a par value of $516,557 and a collateral value of $453,510	444,618	444,618

COLLATERAL FOR SECURITIES LOANED — 32.68%
Mount Vernon Liquid Assets Portfolio, LLC, 3.21%(c)	7,151,678	7,151,678

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,596,296)		7,596,296

TOTAL INVESTMENTS — 132.80%
(Cost $25,198,864)		29,065,032

Liabilities in Excess of Other Assets — (32.80)%		(7,178,723)

NET ASSETS — 100.00%		$21,886,309

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $6,955,809.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2022. ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

34	Annual Report | October 31, 2022

Red Oak Technology Select Fund	Schedule of Investments
As of October 31, 2022

		Fair
	Shares	Value
COMMON STOCKS — 98.41%
COMMUNICATIONS — 10.31%
Internet Media & Services — 10.31%
Alphabet, Inc. - Class A(a)	95,000	$8,978,450
Alphabet, Inc. - Class C(a)	304,720	28,844,795
Meta Platforms, Inc. - Class A(a)	83,225	7,753,241
		45,576,486
CONSUMER DISCRETIONARY — 9.25%
E-Commerce Discretionary — 9.25%
Amazon.com, Inc.(a)	273,000	27,966,120
eBay, Inc.	324,030	12,909,355
		40,875,475
INDUSTRIALS — 6.10%
Aerospace & Defense — 5.07%
General Dynamics Corp.	55,744	13,924,851
Lockheed Martin Corp.	17,399	8,467,746
		22,392,597
Electrical Equipment — 1.03%
Amphenol Corp. - Class A	60,000	4,549,800

TECHNOLOGY — 72.75%
Semiconductors — 20.98%
Advanced Micro Devices, Inc.(a)	90,000	5,405,400
Intel Corp.	147,615	4,196,695
KLA Corp.	69,809	22,091,058
Microchip Technology, Inc.(b)	95,000	5,865,300
NVIDIA Corp.	45,000	6,073,650
NXP Semiconductors NV	113,550	16,587,384
Qorvo, Inc.(a)(b)	100,000	8,608,000
QUALCOMM, Inc.	153,200	18,025,512
Skyworks Solutions, Inc.	68,135	5,860,291
		92,713,290

1-888-462-5386 | www.oakfunds.com	35

Schedule of Investments	Red Oak Technology Select Fund
As of October 31, 2022

		Fair
	Shares	Value
Software — 23.57%
Akamai Technologies, Inc.(a)(b)	116,780	$10,315,177
Check Point Software Technologies Ltd.(a)	58,700	7,585,801
Microsoft Corp.	111,403	25,859,978
Oracle Corp.	316,171	24,683,470
Synopsys, Inc.(a)	69,970	20,469,724
VMware, Inc. - Class A	135,470	15,244,439
		104,158,589
Technology Hardware — 16.62%
Apple, Inc.	221,837	34,016,486
Cisco Systems, Inc.	576,180	26,175,857
NetApp, Inc.	191,334	13,253,706
		73,446,049
Technology Services — 11.58%
Accenture PLC - Class A	50,118	14,228,500
Global Payments, Inc.	93,157	10,644,119
MasterCard, Inc. - Class A	29,642	9,727,912
Visa, Inc. - Class A(b)	80,000	16,572,800
		51,173,331
TOTAL COMMON STOCKS
(Cost $219,282,852)		434,885,617

36	Annual Report | October 31, 2022

Red Oak Technology Select Fund	Schedule of Investments
As of October 31, 2022

	Shares or	Fair
	Principal ($)	Value
SHORT-TERM INVESTMENTS — 9.61%
REPURCHASE AGREEMENTS — 1.91%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 2.73%, dated 10/31/2022 and maturing 11/1/2022, collateralized by U.S. Treasury Securities with rates ranging from 0.25% to 2.88% and maturity dates ranging from 5/15/2024 to 8/15/2031 with a par value of $9,798,062 and a collateral value of $8,602,181	8,433,511	$8,433,511

COLLATERAL FOR SECURITIES LOANED — 7.70%
Mount Vernon Liquid Assets Portfolio, LLC, 3.21%(c)	34,065,442	34,065,442

TOTAL SHORT-TERM INVESTMENTS
(Cost $42,498,953)		42,498,953

TOTAL INVESTMENTS — 108.02%
(Cost $261,781,805)		477,384,570

Liabilities in Excess of Other Assets — (8.02)%		(35,462,217)

NET ASSETS — 100.00%		$441,922,353

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $32,936,936.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2022.

The accompanying notes are an integral part of the financial statements.

1-888-462-5386 | www.oakfunds.com	37

Schedule of Investments	Black Oak Emerging Technology Fund
As of October 31, 2022

		Fair
	Shares	Value
COMMON STOCKS — 97.36%
CONSUMER DISCRETIONARY — 2.52%
Automotive — 2.52%
Tesla, Inc.(a)(b)	5,817	$1,323,600

ENERGY — 3.33%
Renewable Energy — 3.33%
SolarEdge Technologies, Inc.(a)	7,584	1,744,548

HEALTH CARE — 4.95%
Medical Equipment & Devices — 4.95%
Illumina, Inc.(a)(b)	6,757	1,546,137
Intuitive Surgical, Inc.(a)	4,259	1,049,715
		2,595,852
INDUSTRIALS — 11.38%
Aerospace & Defense — 2.00%
Huntington Ingalls Industries, Inc.	4,068	1,045,761

Electrical Equipment — 2.63%
Advanced Energy Industries, Inc.(b)	17,560	1,381,094

Industrial Support Services — 3.32%
Applied Industrial Technologies, Inc.	14,000	1,741,320

Machinery — 3.43%
Nordson Corp.(b)	8,000	1,800,000

TECHNOLOGY — 75.18%
Information Technology — 3.19%
Paylocity Holdings Corp.(a)(b)	7,220	1,673,524

38	Annual Report | October 31, 2022

Black Oak Emerging Technology Fund	Schedule of Investments
As of October 31, 2022

		Fair
	Shares	Value
Semiconductors — 31.89%
Advanced Micro Devices, Inc.(a)	17,247	$1,035,855
Ambarella, Inc.(a)	25,956	1,420,572
Cirrus Logic, Inc.(a)	20,830	1,398,109
Cohu, Inc.(a)	59,077	1,944,815
Diodes, Inc.(a)(b)	25,770	1,846,936
KLA Corp.	6,750	2,136,037
Kulicke & Soffa Industries, Inc.(b)	49,645	2,082,111
Lam Research Corp.(b)	3,500	1,416,730
NVIDIA Corp.	7,737	1,044,263
QUALCOMM, Inc.	10,844	1,275,905
Silicon Motion Technology Corp. - ADR	20,940	1,120,081
		16,721,414
Software — 12.61%
Calix, Inc.(a)(b)	11,424	841,263
Concentrix Corp.	6,000	733,380
Fortinet, Inc.(a)	20,800	1,188,928
NextGen Healthcare, Inc.(a)(b)	88,315	1,769,833
Salesforce.com, Inc.(a)	9,659	1,570,457
Verint Systems, Inc.(a)	14,335	507,889
		6,611,750
Technology Hardware — 11.00%
Apple, Inc.	20,120	3,085,201
F5, Inc.(a)	7,705	1,101,121
Ubiquiti Networks, Inc.(b)	4,568	1,583,954
		5,770,276
Technology Services — 16.49%
Amdocs Ltd.	15,234	1,314,847
Cognizant Technology Solutions Corp. - Class A	9,600	597,600
CSG Systems International, Inc.	10,000	646,700
Jack Henry & Associates, Inc.	9,125	1,816,423
PayPal Holdings, Inc.(a)	16,640	1,390,771
Perficient, Inc.(a)	19,395	1,298,883
Science Applications International Corp.	14,607	1,582,522
		8,647,746
TOTAL COMMON STOCKS
(Cost $29,972,374)		51,056,885

1-888-462-5386 | www.oakfunds.com	39

Schedule of Investments	Black Oak Emerging Technology Fund
As of October 31, 2022

	Shares or	Fair
	Principal ($)	Value
SHORT-TERM INVESTMENTS — 41.33%
REPURCHASE AGREEMENTS — 18.78%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 2.73%, dated 10/31/2022 and maturing 11/1/2022, collateralized by U.S. Treasury Securities with rates ranging from 0.25% to 2.88% and maturity dates ranging from 5/15/2024 to 8/15/2031 with a par value of $11,440,300 and a collateral value of $10,043,979	9,847,038	$9,847,038

COLLATERAL FOR SECURITIES LOANED — 22.55%
Mount Vernon Liquid Assets Portfolio, LLC, 3.21%(c)	11,826,002	11,826,002

TOTAL SHORT-TERM INVESTMENTS
(Cost $21,673,040)		21,673,040

TOTAL INVESTMENTS — 138.69%
(Cost $51,645,414)		72,729,925

Liabilities in Excess of Other Assets — (38.69)%		(20,288,882)

NET ASSETS — 100.00%		$52,441,043

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $11,566,209.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2022. ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

40	Annual Report | October 31, 2022

Live Oak Health Sciences Fund	Schedule of Investments
As of October 31, 2022

		Fair
	Shares	Value
COMMON STOCKS — 98.29%
HEALTH CARE — 98.29%
Biotech — 22.34%
Amgen, Inc.(a)	10,240	$2,768,384
Biogen, Inc.(b)	5,006	1,418,901
Gilead Sciences, Inc.	22,166	1,739,144
Regeneron Pharmaceuticals, Inc.(b)	3,190	2,388,512
United Therapeutics Corp.(b)	13,650	3,146,735
Vertex Pharmaceuticals, Inc.(a)(b)	4,315	1,346,280
		12,807,956
Health Care Facilities — 2.44%
Ensign Group, Inc./The	15,591	1,399,760

Health Care Services — 10.87%
Charles River Laboratories International, Inc.(b)	6,073	1,288,994
Laboratory Corporation of America Holdings(a)	7,425	1,647,310
ModivCare, Inc.(b)	14,747	1,433,998
Quest Diagnostics, Inc.	12,964	1,862,279
		6,232,581
Health Care Supply Chain — 18.73%
AmerisourceBergen Corp.	14,744	2,318,052
Cardinal Health, Inc.	28,409	2,156,243
Cigna Corp.(a)	9,987	3,226,400
McKesson Corp.	7,804	3,038,643
		10,739,338
Large Pharmaceuticals — 14.22%
AbbVie, Inc.	11,858	1,736,011
Eli Lilly & Co.	4,740	1,716,307
Johnson & Johnson	10,688	1,859,391
Merck & Co., Inc.	18,800	1,902,560
Novartis AG - ADR	11,600	941,108
		8,155,377
Life Science & Diagnostics — 3.10%
QuidelOrtho Corp.(b)	19,774	1,776,101

1-888-462-5386 | www.oakfunds.com	41

Schedule of Investments	Live Oak Health Sciences Fund
As of October 31, 2022

	Shares or	Fair
	Principal ($)	Value
Managed Care — 17.39%
Anthem, Inc.	5,415	$2,960,760
Humana, Inc.(a)	3,100	1,730,048
Molina Healthcare, Inc.(b)	4,653	1,669,776
UnitedHealth Group, Inc.(a)	6,500	3,608,475
		9,969,059
Medical Devices — 4.19%
Medtronic PLC	8,950	781,693
Stryker Corp.	7,060	1,618,434
		2,400,127
Medical Equipment — 3.01%
Intuitive Surgical, Inc.(b)	7,008	1,727,262

Specialty & Generic Pharmaceuticals — 2.00%
Ironwood Pharmaceuticals, Inc.(b)	105,000	1,148,700

TOTAL COMMON STOCKS
(Cost $34,541,773)		56,356,261

SHORT-TERM INVESTMENTS — 17.44%
REPURCHASE AGREEMENTS — 3.47%
Tri-Party Repurchase Agreement with South Street Securities LLC and Bank of New York Mellon, 2.73%, dated 10/31/2022 and maturing 11/1/2022, collateralized by U.S. Treasury Securities with rates ranging from 0.25% to 2.88% and maturity dates ranging from 5/15/2024 to 8/15/2031 with a par value of $2,311,824 and a collateral value of $2,029,659	1,989,862	1,989,862

COLLATERAL FOR SECURITIES LOANED — 13.97%
Mount Vernon Liquid Assets Portfolio, LLC, 3.21%(c)	8,010,732	8,010,732

TOTAL SHORT-TERM INVESTMENTS
(Cost $10,000,594)		10,000,594

42	Annual Report | October 31, 2022

Live Oak Health Sciences Fund	Schedule of Investments
As of October 31, 2022

Fair
Value
TOTAL INVESTMENTS — 115.73%
(Cost $44,542,367)	$66,356,855

Liabilities in Excess of Other Assets — (15.73)%	(9,017,113)

NET ASSETS — 100.00%	$57,339,742

(a)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $7,844,057.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2022. ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

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Statements of Assets & Liabilities
October 31, 2022

	White Oak Select	Pin Oak
	Growth Fund	Equity Fund
ASSETS
Investment securities at value (cost, $207,887,271, $97,309,318, $10,987,279, $25,198,864, $261,781,805, $51,645,414, $44,542,367), including, $39,419,770, $17,107,801, $2,431,019, $6,955,809, $32,936,936, $11,566,209 and $7,844,057 of securities on loan	$357,077,895	$151,505,870
Receivable for fund shares sold	17,543	2,150
Receivable for investments sold	5,225,479	2,001,788
Dividends and interest receivable	94,606	38,195
Tax reclaims receivable	266,114	40,236
Prepaid expenses	24,254	13,419
Total Assets	362,705,891	153,601,658

LIABILITIES
Payable for fund shares redeemed	220,016	41,771
Payable for investments purchased	—	10,594,411
Payable for collateral upon return of securities loaned	40,764,671	17,516,969
Investment advisory fees payable	203,337	78,042
Administration fees payable	14,287	5,416
Transfer agent fees payable	5,876	3,022
Trustee fees payable	7,957	2,999
Other accrued expenses	101,648	52,415
Total Liabilities	41,317,792	28,295,045
NET ASSETS	$321,388,099	$125,306,613

Net Assets consist of:
Paid-in capital (unlimited authorization – no par value)	$172,055,249	$70,968,623
Accumulated earnings	149,332,850	54,337,990
Net Assets	$321,388,099	$125,306,613

Total shares outstanding at end of year	3,043,150	1,920,561

Net asset value, offering and redemption price per share (net assets/shares outstanding)	$105.61	$65.24

44	Annual Report | October 31, 2022

		Red Oak	Black Oak
Rock Oak Core	River Oak	Technology	Emerging	Live Oak Health
Growth Fund	Discovery Fund	Select Fund	Technology Fund	Sciences Fund
$12,830,094	$29,065,032	$477,384,570	$72,729,925	$66,356,855
1,000	1,000	64,571	117,553	4,533
—	—	19,224,749	—	—
1,600	1,006	46,089	2,397	151
—	—	—	—	21,760
17,144	8,984	42,290	19,183	10,603
12,849,838	29,076,022	496,762,269	72,869,058	66,393,902

—	—	91,567	25,483	—
183,405	—	20,187,996	8,509,496	972,707

2,499,889	7,151,678	34,065,442	11,826,002	8,010,732
3,152	12,962	274,957	31,449	33,853
419	807	19,657	2,077	2,187
1,394	1,424	4,957	2,720	1,894
152	315	7,737	1,154	1,227
21,236	22,527	187,603	29,634	31,560
2,709,647	7,189,713	54,839,916	20,428,015	9,054,160
$10,140,191	$21,886,309	$441,922,353	$52,441,043	$57,339,742

$8,227,082	$19,079,780	$205,439,523	$30,641,941	$35,703,959
1,913,109	2,806,529	236,482,830	21,799,102	21,635,783
$10,140,191	$21,886,309	$441,922,353	$52,441,043	$57,339,742

678,095	1,406,473	15,100,125	8,137,284	2,683,800

$14.95	$15.56	$29.27	$6.44	$21.37

The accompanying notes are an integral part of the financial statements.

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Statements of Operations
For the year ended October 31, 2022

	White Oak Select	Pin Oak
	Growth Fund	Equity Fund
INVESTMENT INCOME
Dividends	$5,139,972	$1,624,940
Securities lending income	34,740	20,309
Interest	40,352	37,233
Foreign withholding tax	72,805	35,654
Total Investment Income	5,287,869	1,718,136

EXPENSES
Investment adviser	2,951,719	1,162,373
Administration	176,056	69,304
Sub transfer agent	119,650	56,856
Trustee	76,310	29,828
Transfer agent	72,728	37,507
Legal	61,745	24,126
Report printing	30,252	12,958
Registration	26,094	24,691
Insurance	23,538	10,800
Custodian	18,076	7,375
Audit	17,500	17,500
Pricing	295	306
Miscellaneous	56,828	32,071
Total Expenses	3,630,791	1,485,695
Less: Investment advisory fees waived	—	—
Net Expenses	3,630,791	1,485,695
Net Investment Income (Loss)	1,657,078	232,441

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities transactions	(388,907)	225,766
Net change in unrealized appreciation (depreciation) of investment securities	(106,574,485)	(46,330,521)
Net Realized and Unrealized Gain (Loss) on Investments	(106,963,392)	(46,104,755)
Net Increase (Decrease) in Net Assets from Operations	$(105,306,314)	$(45,872,314)

46	Annual Report | October 31, 2022

		Red Oak	Black Oak
Rock Oak Core	River Oak	Technology	Emerging	Live Oak Health
Growth Fund	Discovery Fund	Select Fund	Technology Fund	Sciences Fund
$136,845	$265,308	$7,899,751	$325,314	$674,279
3,165	5,048	119,725	16,951	9,958
10,012	26,090	65,166	34,757	25,423
—	(137)	(52,758)	(257)	5,189
150,022	296,309	8,031,884	376,765	714,849

82,492	172,462	4,218,009	437,306	400,684
4,944	9,974	251,241	25,857	23,980
1,626	3,235	314,190	15,016	10,982
2,415	4,572	105,857	11,653	10,747
16,761	17,147	61,060	33,511	22,882
1,942	3,637	87,100	9,211	9,687
3,019	3,588	41,470	6,946	5,140
18,205	22,549	25,124	18,639	23,791
645	1,168	35,837	3,296	2,827
568	1,611	25,103	3,309	2,682
17,500	17,500	17,500	17,500	17,500
371	432	329	462	410
16,395	16,911	59,063	25,640	21,030
166,883	274,786	5,241,883	608,346	552,342
(27,623)	—	—	—	—
139,260	274,786	5,241,883	608,346	552,342
10,762	21,523	2,790,001	(231,581)	162,507

72,085	(1,112,837)	26,983,326	1,127,872	352,073

(2,121,967)	(2,704,710)	(202,620,374)	(17,327,721)	1,604,846

(2,049,882)	(3,817,547)	(175,637,048)	(16,199,849)	1,956,919

$(2,039,120)	$(3,796,024)	$(172,847,047)	$(16,431,430)	$2,119,426

The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets

	White Oak Select
	Growth Fund
	For the	For the
	Year Ended	Year Ended
	October 31,	October 31,
	2022	2021
INVESTMENT ACTIVITIES
Net investment income (loss)	$1,657,078	$1,121,690
Net realized gain (loss) on investment securities transactions	(388,907)	23,023,697
Net change in unrealized appreciation (depreciation) of investment securities	(106,574,485)	108,185,545
Net Increase (Decrease) in Net Assets Resulting from Operations	(105,306,314)	132,330,932

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(23,574,884)	(9,851,894)
Total Distributions	(23,574,884)	(9,851,894)

CAPITAL TRANSACTIONS
Proceeds from shares sold	21,254,266	10,800,437
Reinvestment of distributions	22,616,161	9,362,811
Amount paid for shares redeemed	(53,149,316)	(33,076,631)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(9,278,889)	(12,913,383)

Total Increase (Decrease) in Net Assets	(138,160,087)	109,565,655

NET ASSETS
Beginning of year	459,548,186	349,982,531
End of year	$321,388,099	$459,548,186

SHARE TRANSACTIONS
Shares sold	154,874	83,076
Shares issued in reinvestment of distributions	154,958	79,252
Shares redeemed	(436,087)	(257,305)
Net Increase (Decrease) in Shares Outstanding	(126,255)	(94,977)

48	Annual Report | October 31, 2022

Pin Oak		Rock Oak Core
Equity Fund		Growth Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,
2022	2021	2022	2021
$232,441	$22,171	$10,762	$(20,396)

225,766	20,810,196	72,085	560,363

(46,330,521)	44,243,177	(2,121,967)	2,423,772

(45,872,314)	65,075,544	(2,039,120)	2,963,739

(19,354,347)	(8,125,501)	(525,505)	(1,690,245)
(19,354,347)	(8,125,501)	(525,505)	(1,690,245)

2,496,694	6,124,511	228,546	494,765
18,365,328	7,571,016	519,071	1,520,187
(31,772,534)	(32,276,209)	(674,459)	(735,273)

(10,910,512)	(18,580,682)	73,158	1,279,679

(76,137,173)	38,369,361	(2,491,467)	2,553,173

201,443,786	163,074,425	12,631,658	10,078,485
$125,306,613	$201,443,786	$10,140,191	$12,631,658

31,148	71,014	14,674	27,103
211,631	96,348	28,773	89,317
(412,867)	(375,694)	(41,586)	(40,142)
(170,088)	(208,332)	1,861	76,278

The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets

	River Oak
	Discovery Fund
	For the	For the
	Year Ended	Year Ended
	October 31,	October 31,
	2022	2021
INVESTMENT ACTIVITIES
Net investment income (loss)	$21,523	$(93,695)
Net realized gain (loss) on investment securities transactions	(1,112,837)	3,712,992
Net change in unrealized appreciation (depreciation) of investment securities	(2,704,710)	5,207,191
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,796,024)	8,826,488

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(3,510,455)	(2,560,738)
Total Distributions	(3,510,455)	(2,560,738)

CAPITAL TRANSACTIONS
Proceeds from shares sold	4,809,886	3,045,704
Reinvestment of distributions	3,505,905	1,755,146
Amount paid for shares redeemed	(2,827,595)	(1,862,724)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	5,488,196	2,938,126

Total Increase (Decrease) in Net Assets	(1,818,283)	9,203,876

NET ASSETS
Beginning of year	23,704,592	14,500,716
End of year	$21,886,309	$23,704,592

SHARE TRANSACTIONS
Shares sold	279,292	153,868
Shares issued in reinvestment of distributions	188,490	99,838
Shares redeemed	(174,685)	(98,175)
Net Increase (Decrease) in Shares Outstanding	293,097	155,531

50	Annual Report | October 31, 2022

Red Oak Technology		Black Oak Emerging
Select Fund		Technology Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,
2022	2021	2022	2021

$2,790,001	$327,394	$(231,581)	$(376,160)

26,983,326	71,876,103	1,127,872	8,014,373

(202,620,374)	127,731,132	(17,327,721)	17,071,955

(172,847,047)	199,934,629	(16,431,430)	24,710,168

(69,834,196)	(28,140,362)	(7,330,084)	(3,408,982)
(69,834,196)	(28,140,362)	(7,330,084)	(3,408,982)

30,297,611	56,168,290	4,741,396	5,089,302
66,948,402	26,817,801	7,142,109	2,967,151
(100,561,351)	(143,334,193)	(4,774,533)	(5,808,334)

(3,315,338)	(60,348,102)	7,108,972	2,248,119

(245,996,581)	111,446,165	(16,652,542)	23,549,305

687,918,934	576,472,769	69,093,585	45,544,280
$441,922,353	$687,918,934	$52,441,043	$69,093,585

808,713	1,384,040	646,632	605,680
1,557,302	712,103	803,387	383,353
(2,739,468)	(3,590,631)	(643,278)	(702,482)
(373,453)	(1,494,488)	806,741	286,551

The accompanying notes are an integral part of the financial statements.

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Statements of Changes in Net Assets

	Live Oak
	Health Sciences Fund
	For the	For the
	Year Ended	Year Ended
	October 31,	October 31,
	2022	2021
INVESTMENT ACTIVITIES
Net investment income	$162,507	$87,720
Net realized gain on investment securities transactions	352,073	3,719,645
Net change in unrealized appreciation of investment securities	1,604,846	9,354,400
Net Increase in Net Assets Resulting from Operations	2,119,426	13,161,765

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(3,678,422)	(3,288,388)
Total Distributions	(3,678,422)	(3,288,388)

CAPITAL TRANSACTIONS
Proceeds from shares sold	4,552,509	2,207,269
Reinvestment of distributions	3,543,183	3,068,428
Amount paid for shares redeemed	(4,384,723)	(4,849,873)
Net Increase in Net Assets Resulting from Capital Transactions	3,710,969	425,824

Total Increase in Net Assets	2,151,973	10,299,201

NET ASSETS
Beginning of year	55,187,769	44,888,568
End of year	$57,339,742	$55,187,769

SHARE TRANSACTIONS
Shares sold	220,865	105,470
Shares issued in reinvestment of distributions	169,045	163,041
Shares redeemed	(215,069)	(239,187)
Net Increase in Shares Outstanding	174,841	29,324

52	Annual Report | October 31, 2022

OAK ASSOCIATES FUNDS
This Page Intentionally Left Blank

Financial Highlights
For a share outstanding throughout each period

	Net Asset	Net	Realized and		Dividends
	Value	Investment	Unrealized		from Net
	Beginning of	Income	Gain (Loss)	Total from	Investment
	Year	(Loss)(a)	in Securities	Operations	Income
White Oak Select Growth Fund
For the year ended October 31, 2022	$145.00	0.52	(32.42)	(31.90)	(0.41)
For the year ended October 31, 2021	$107.21	0.35	40.49	40.84	(0.74)
For the year ended October 31, 2020	$97.79	0.74	10.53	11.27	(0.97)
For the year ended October 31, 2019	$89.55	0.94	8.47	9.41	(0.54)
For the year ended October 31, 2018	$82.36	0.58	7.18	7.76	(0.57)

Pin Oak Equity Fund
For the year ended October 31, 2022	$96.35	0.11	(21.82)	(21.71)	(0.08)
For the year ended October 31, 2021	$70.93	0.01	29.02	29.03	(0.60)
For the year ended October 31, 2020	$72.63	0.62	0.08 (d)	0.70	(0.91)
For the year ended October 31, 2019	$66.18	0.81	7.41	8.22	(0.62)
For the year ended October 31, 2018	$63.72	0.59	3.05	3.64	(0.37)

Rock Oak Core Growth Fund
For the year ended October 31, 2022	$18.68	0.02	(2.97)	(2.95)	—
For the year ended October 31, 2021	$16.80	(0.03)	4.75	4.72	(0.03)
For the year ended October 31, 2020	$16.70	0.03	0.63	0.66	(0.07)
For the year ended October 31, 2019	$17.02	0.05	(0.28)	(0.23)	— (c)
For the year ended October 31, 2018	$16.07	0.01	1.86	1.87	(0.01)

River Oak Discovery Fund
For the year ended October 31, 2022	$21.29	0.02	(2.61)	(2.59)	—
For the year ended October 31, 2021	$15.14	(0.09)	8.78	8.69	—
For the year ended October 31, 2020	$14.58	(0.04)	1.19	1.15	—
For the year ended October 31, 2019	$15.88	0.02	0.85	0.87	—
For the year ended October 31, 2018	$17.42	(0.08)	(0.54)	(0.62)	—

(a)	Per share calculations were performed using average shares for the period.

(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

(c)	Less than $0.005 per share.

(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

54	Annual Report | October 31, 2022

						Ratio of Net	Ratio of
						Investment	Expenses
	Total	Net Asset		Net Assets,	Ratio of Net	Income	to Average
Distributions	Dividends	Value,		End of	Expenses to	(Loss) to	Net Assets	Portfolio
from Capital	and	End of	Total	Year	Average	Average	(Excluding	Turnover
Gains	Distributions	Year	Return(b)	(000)	Net Assets	Net Assets	Waivers)	Rate
(7.08)	(7.49)	$105.61	(23.43)%	$321,388	0.91%	0.42%	0.91%	10%
(2.31)	(3.05)	$145.00	38.74%	$459,548	0.89%	0.27%	0.89%	5%
(0.88)	(1.85)	$107.21	11.60%	$349,983	0.93%	0.73%	0.93%	13%
(0.63)	(1.17)	$97.79	10.66%	$356,006	0.95%	1.00%	0.95%	10%
— (c)	(0.57)	$89.55	9.46%	$318,037	0.93%	0.63%	0.93%	14%

(9.32)	(9.40)	$65.24	(24.95)%	$125,307	0.95%	0.15%	0.95%	15%
(3.01)	(3.61)	$96.35	42.09%	$201,444	0.91%	0.01%	0.91%	6%
(1.49)	(2.40)	$70.93	0.79%	$163,074	0.95%	0.89%	0.95%	15%
(1.15)	(1.77)	$72.63	12.83%	$235,141	0.96%	1.19%	0.96%	10%
(0.81)	(1.18)	$66.18	5.75%	$260,859	0.95%	0.87%	0.95%	12%

(0.78)	(0.78)	$14.95	(16.52)%	$10,140	1.25%	0.12%	1.50%	21%
(2.81)	(2.84)	$18.68	29.72%	$12,632	1.25%	(0.16)%	1.40%	14%
(0.49)	(0.56)	$16.80	3.78%	$10,078	1.25%	0.20%	1.57%	52%
(0.09)	(0.09)	$16.70	(1.34)%	$11,899	1.25%	0.29%	1.38%	16%
(0.91)	(0.92)	$17.02	12.15%	$20,365	1.25%	0.08%	1.32%	14%

(3.14)	(3.14)	$15.56	(14.59)%	$21,886	1.21%	0.09%	1.21%	28%
(2.54)	(2.54)	$21.29	60.96%	$23,705	1.22%	(0.44)%	1.23%	29%
(0.59)	(0.59)	$15.14	7.79%	$14,501	1.35%	(0.27)%	1.56%	48%
(2.17)	(2.17)	$14.58	6.99%	$12,518	1.35%	0.12%	1.60%	15%
(0.92)	(0.92)	$15.88	(3.82)%	$12,950	1.35%	(0.46)%	1.50%	43%

The accompanying notes are an integral part of the financial statements.

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Financial Highlights
For a share outstanding throughout each period

	Net Asset	Net	Realized and			Dividends
	Value	Investment	Unrealized			from Net
	Beginning of	Income	Gain (Loss)		Total from	Investment
	Year	(Loss)(a)	in Securities		Operations	Income
Red Oak Technology Select Fund
For the year ended October 31, 2022	$44.46	0.18	(10.79)		(10.61)	(0.32)
For the year ended October 31, 2021	$33.97	0.02	12.17		12.19	(0.12)
For the year ended October 31, 2020	$29.95	0.13	4.72		4.85	(0.17)
For the year ended October 31, 2019	$26.90	0.27	4.03		4.30	(0.22)
For the year ended October 31, 2018	$25.78	0.10	2.72		2.82	(0.10)

Black Oak Emerging Technology Fund
For the year ended October 31, 2022	$9.43	(0.03)	(1.96)		(1.99)	—
For the year ended October 31, 2021	$6.47	(0.05)	3.50		3.45	—
For the year ended October 31, 2020	$5.27	(0.02)	1.53		1.51	—
For the year ended October 31, 2019	$5.30	— (c)	0.48		0.48	—
For the year ended October 31, 2018	$5.28	(0.01)	0.42		0.41	—

Live Oak Health Sciences Fund
For the year ended October 31, 2022	$22.00	0.06	0.78		0.84	(0.04)
For the year ended October 31, 2021	$18.10	0.03	5.22		5.25	(0.15)
For the year ended October 31, 2020	$18.14	0.15	(0.03	) (d)	0.12	(0.16)
For the year ended October 31, 2019	$20.21	0.15	0.26		0.41	(0.13)
For the year ended October 31, 2018	$19.98	0.13	1.35		1.48	(0.09)

(a)	Per share calculations were performed using average shares for the period.

(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

(c)	Less than $0.005 per share.

(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

56	Annual Report | October 31, 2022

						Ratio of Net	Ratio of
						Investment	Expenses
	Total	Net Asset		Net Assets,	Ratio of Net	Income	to Average
Distributions	Dividends	Value,		End of	Expenses to	(Loss) to	Net Assets	Portfolio
from Capital	and	End of	Total	Year	Average	Average	(Excluding	Turnover
Gains	Distributions	Year	Return(b)	(000)	Net Assets	Net Assets	Waivers)	Rate

(4.26)	(4.58)	$29.27	(27.15)%	$441,922	0.92%	0.49%	0.92%	13%
(1.58)	(1.70)	$44.46	36.78%	$687,919	0.90%	0.05%	0.90%	6%
(0.66)	(0.83)	$33.97	16.44%	$576,473	0.94%	0.40%	0.94%	4%
(1.03)	(1.25)	$29.95	16.92%	$636,959	0.95%	0.94%	0.95%	10%
(1.60)	(1.70)	$26.90	11.56%	$544,203	0.94%	0.38%	0.94%	9%

(1.00)	(1.00)	$6.44	(24.06)%	$52,441	1.03%	(0.39)%	1.03%	25%
(0.49)	(0.49)	$9.43	54.92%	$69,094	1.01%	(0.61)%	1.01%	14%
(0.31)	(0.31)	$6.47	29.48%	$45,544	1.12%	(0.35)%	1.12%	22%
(0.51)	(0.51)	$5.27	10.36%	$36,240	1.18%	(0.01)%	1.18%	25%
(0.39)	(0.39)	$5.30	8.12%	$36,753	1.11%	(0.27)%	1.11%	19%

(1.43)	(1.47)	$21.37	3.95%	$57,340	1.02%	0.30%	1.02%	47%
(1.20)	(1.35)	$22.00	30.23%	$55,188	1.00%	0.17%	1.00%	17%
—	(0.16)	$18.10	0.62%	$44,889	1.03%	0.81%	1.03%	33%
(2.35)	(2.48)	$18.14	2.40%	$51,579	1.05%	0.87%	1.05%	23%
(1.16)	(1.25)	$20.21	7.68%	$65,717	1.01%	0.65%	1.01%	23%

The accompanying notes are an integral part of the financial statements.

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Notes to Financial Statements

As of October 31, 2022

1. ORGANIZATION:

The Oak Associates Funds (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with seven diversified funds: White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund (collectively referred to as the “Funds” and individually referred to as a “Fund”). The investment objective of each Fund is to seek long-term capital growth. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities in the financial statements and the reported amounts of income and expenses during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon the sale of the securities.

Security Valuation – Investments in in equity securities, which are traded on a national exchange, are stated at the last quoted sales price if readily available for such equity securities on each business day. Investments in equity securities, which are reported on the Nasdaq national market system are valued at the official closing price; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value, in the absence of a current quoted bid price. Investments in repurchase agreements are generally valued at par each business day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”) as determined by those funds each business day.

Securities for which market prices are not “readily available” are valued in good faith by the Funds’ adviser, Oak Associates, ltd. (“Oak” or the “Adviser”) as “valuation designee” under the oversight of the Funds’ Board of Trustees (the “Board”). The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its

58	Annual Report | October 31, 2022

Notes to Financial Statements

As of October 31, 2022

policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Oak may, in turn and subject to its oversight, delegate pricing of securities for which market prices are readily available to the Funds’ administrator. All fair valuation determinations shall be made by Oak’s Fair Value Committee (the “Committee”), in accordance with policies and procedures established by the Adviser. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de–listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value; or trading of the security is subject to local government–imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Security Transactions and Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes (a portion of which may be reclaimable) on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Expenses – Expenses that are directly related to one of the Funds are charged to that Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable allocation method.

Repurchase Agreements – The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if the counter-party enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Master Agreements and Netting Arrangements – Certain Funds may participate in various repurchase agreements, such as, but not limited to Master Repurchase Agreements, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and provisions for events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total market value

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Notes to Financial Statements

As of October 31, 2022

exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by requiring collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash, U.S. Treasury or U.S. Government agency securities, but may include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk.

Securities Lending – The Trust has entered into a Securities Lending Agreement (“SLA”) with U.S. Bank National Association (the “Agent”). Under the terms of the SLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and letters of credit. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Mount Vernon”), as noted in each lending Fund’s respective Schedule of Investments. Mount Vernon seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The contractual maturity of repurchase agreements are on an overnight and continuous basis. Cash and cash equivalent collateral on securities lending transactions are on an overnight and continuous basis.

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of October 31, 2022:

	Market Value of	Cash Collateral
Fund	Securities on Loan	Received
White Oak Select Growth Fund	$39,419,770	$40,764,671
Pin Oak Equity Fund	17,107,801	17,516,969
Rock Oak Core Growth Fund	2,431,019	2,499,889
River Oak Discovery Fund	6,955,809	7,151,678
Red Oak Technology Select Fund	32,936,936	34,065,442
Black Oak Emerging Technology Fund	11,566,209	11,826,002
Live Oak Health Sciences Fund	7,844,057	8,010,732

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid to shareholders on an annual basis, as applicable. Net realized capital gains on sales of securities, if any, are distributed to shareholders at least annually. Distributions

60	Annual Report | October 31, 2022

Notes to Financial Statements

As of October 31, 2022

to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either accumulated earnings, or from paid-in capital, depending upon the type of book/tax differences that may exist.

3. FAIR VALUE MEASUREMENTS:

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Inputs may be observable and unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

The three-tier hierarchy is summarized as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date, including but not limited to:

Equity Securities – investments for which market quotations are readily available that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end registered investment companies which are valued at their closing NAV.

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities inactive markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability, including but not limited to:

Repurchase Agreements – investments in overnight tri-party repurchase agreements which are valued at par.

All Securities – quoted prices for similar securities, including matrix pricing; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, prices using other observable correlated market inputs.

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset and liability at the measurement date, including but not limited to:

All Securities – modeling or manual pricing based on the Adviser’s own assumptions in determining fair value of investments; or, the significant use of other unobservable or very stale inputs within fair valuation.

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Notes to Financial Statements

As of October 31, 2022

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2022:

	Level 1	Level 2	Level 3	Total
WHITE OAK SELECT GROWTH FUND
Common Stocks	$314,917,571	$—	$—	$314,917,571
Short-Term Investments
Repurchase Agreements	—	1,395,653	—	1,395,653
Collateral for Securities Loaned*	—	—	—	40,764,671
Total	$314,917,571	$1,395,653	$—	$357,077,895

	Level 1	Level 2	Level 3	Total
PIN OAK EQUITY FUND
Common Stocks	$121,865,951	$—	$—	$121,865,951
Short-Term Investments
Repurchase Agreements	—	12,122,950	—	12,122,950
Collateral for Securities Loaned*	—	—	—	17,516,969
Total	$121,865,951	$12,122,950	$—	$151,505,870

	Level 1	Level 2	Level 3	Total
ROCK OAK CORE GROWTH FUND
Common Stocks	$9,943,969	$—	$—	$9,943,969
Short-Term Investments
Repurchase Agreements	—	386,236	—	386,236
Collateral for Securities Loaned*	—	—	—	2,499,889
Total	$9,943,969	$386,236	$—	$12,830,094

	Level 1	Level 2	Level 3	Total
RIVER OAK DISCOVERY FUND
Common Stocks	$21,468,736	$—	$—	$21,468,736
Short-Term Investments
Repurchase Agreements	—	444,618	—	444,618
Collateral for Securities Loaned*	—	—	—	7,151,678
Total	$21,468,736	$444,618	$—	$29,065,032

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Notes to Financial Statements

As of October 31, 2022

	Level 1	Level 2	Level 3	Total
RED OAK TECHNOLOGY SELECT FUND
Common Stocks	$434,885,617	$—	$—	$434,885,617
Short-Term Investments
Repurchase Agreements	—	8,433,511	—	8,433,511
Collateral for Securities Loaned*	—	—	—	34,065,442
Total	$434,885,617	$8,433,511	$—	$477,384,570

	Level 1	Level 2	Level 3	Total
BLACK OAK EMERGING TECHNOLOGY FUND
Common Stocks	$51,056,885	$—	$—	$51,056,885
Short-Term Investments
Repurchase Agreements	—	9,847,038	—	9,847,038
Collateral for Securities Loaned*	—	—	—	11,826,002
Total	$51,056,885	$9,847,038	$—	$72,729,925

	Level 1	Level 2	Level 3	Total
LIVE OAK HEALTH SCIENCES FUND
Common Stocks	$56,356,261	$—	$—	$56,356,261
Short-Term Investments
Repurchase Agreements	—	1,989,862	—	1,989,862
Collateral for Securities Loaned*	—	—	—	8,010,732
Total	$56,356,261	$1,989,862	$—	$66,356,855

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

The above tables are presented by levels of disaggregation for each asset class. For detailed descriptions of the underlying industries, see the accompanying Schedules of Investments. There were no Level 3 securities held during the period.

4. FEES AND OTHER RELATED PARTY TRANSACTIONS:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.74% of the average daily net assets of each Fund. Prior to February 28, 2022, the Adviser received a fee of 0.79% for the River Oak Discovery Fund. The Adviser has contractually agreed through February 28, 2023 to waive all or a portion of its fees (and to reimburse the Funds’ expenses if necessary) in order to limit Fund total operating expenses to not more than 1.25% of the average daily net assets of

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Notes to Financial Statements

As of October 31, 2022

the White Oak Select Growth Fund, Pin Oak Equity Fund, River Oak Discovery Fund and Rock Oak Core Growth Fund and 1.35% of the average daily net assets of the Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund.

The following table lists the contractual advisory fees and fee waivers that were in effect during the fiscal year ended October 31, 2022:

Advisory Fees as a Percentage of Average Net Assets

			Net
Fund	Annual Rate	Fee Waiver	Annual Rate
White Oak Select Growth Fund	0.74%	—	0.74%
Pin Oak Equity Fund	0.74%	—	0.74%
Rock Oak Core Growth Fund	0.74%	(0.25)%	0.49%
River Oak Discovery Fund	0.79%*	—	0.76%*
Red Oak Technology Select Fund	0.74%	—	0.74%
Black Oak Emerging Technology Fund	0.74%	—	0.74%
Live Oak Health Sciences Fund	0.74%	—	0.74%

*	The advisory fee rate for the River Oak Discovery Fund changed from 0.79% to 0.74% on February 28, 2022.

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Funds with administration, fund accounting and transfer agency services, including all regulatory reporting. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and trustees of the Trust are also officers of the Adviser, Ultimus and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers or trustees to the Trust.

64	Annual Report | October 31, 2022

Notes to Financial Statements

As of October 31, 2022

5. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short–term investments, for the fiscal year ended October 31, 2022 were as follows:

Fund	Purchases	Sales
White Oak Select Growth Fund	$39,122,958	$72,846,625
Pin Oak Equity Fund	23,283,112	55,571,933
Rock Oak Core Growth Fund	2,235,314	2,681,248
River Oak Discovery Fund	8,873,645	5,784,729
Red Oak Technology Select Fund	74,056,462	148,089,289
Black Oak Emerging Technology Fund	14,366,973	15,578,972
Live Oak Health Sciences Fund	24,586,261	25,021,000

6. FEDERAL INCOME TAXES AND TAX BASIS INFORMATION:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds has qualified and intends to continue to qualify as a separate “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of dividends from net investment income or distributions from net realized gains made during the year, and the timing may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. These differences are primarily due to differences in the treatment of net operating losses, equalization, non-deductible expenses from partnerships, return of capital, and certain other investments.

Accordingly, the following permanent differences have been reclassified to/from the following accounts:

	Accumulated
Fund	Earnings	Paid-in Capital
White Oak Select Growth Fund	$(1,092,960)	$1,092,960
Pin Oak Equity Fund	(267,075)	267,075
Rock Oak Core Growth Fund	(2,547)	2,547
River Oak Discovery Fund	10,937	(10,937)
Red Oak Technology Select Fund	(4,237,949)	4,237,949
Black Oak Emerging Technology Fund	(146,334)	146,334
Live Oak Health Sciences Fund	(124,938)	124,938

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Notes to Financial Statements

As of October 31, 2022

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2022 was as follows:

	Ordinary	Long-Term
Fund	Income	Capital Gain	Total
White Oak Select Growth Fund	$1,487,533	$22,087,351	$23,574,884
Pin Oak Equity Fund	171,606	19,182,741	19,354,347
Rock Oak Core Growth Fund	—	525,505	525,505
River Oak Discovery Fund	477,551	3,032,904	3,510,455
Red Oak Technology Select Fund	3,103,689	66,730,507	69,834,196
Black Oak Emerging Technology Fund	584,845	6,745,239	7,330,084
Live Oak Health Sciences Fund	697,562	2,980,860	3,678,422

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2021 was as follows:

	Ordinary	Long-Term
Fund	Income	Capital Gain	Total
White Oak Select Growth Fund	$2,390,803	$7,461,091	$9,851,894
Pin Oak Equity Fund	1,358,322	6,767,179	8,125,501
Rock Oak Core Growth Fund	21,702	1,668,543	1,690,245
River Oak Discovery Fund	—	2,560,738	2,560,738
Red Oak Technology Select Fund	1,942,620	26,197,742	28,140,362
Black Oak Emerging Technology Fund	—	3,408,982	3,408,982
Live Oak Health Sciences Fund	357,714	2,930,674	3,288,388

As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed			Cumulative
	Net	Accumulated	Unrealized	Effect of
	Investment	Capital	Appreciation/	Timing
Fund	Income	Gain (Loss)	(Depreciation)	Differences	Total
White Oak Select Growth Fund	$1,592,173	$—	$147,740,677	$—	$149,332,850
Pin Oak Equity Fund	120,952	—	54,217,038	—	54,337,990
Rock Oak Core Growth Fund	—	65,591	1,858,181	(10,663)	1,913,109
River Oak Discovery Fund	—	(1,154,998)	3,961,527	—	2,806,529

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Notes to Financial Statements

As of October 31, 2022

	Undistributed			Cumulative
	Net	Accumulated	Unrealized	Effect of
	Investment	Capital	Appreciation/	Timing
Fund	Income	Gain (Loss)	(Depreciation)	Differences	Total
Red Oak Technology Select Fund	$—	$20,836,171	$215,646,659	$—	$236,482,830
Black Oak Emerging Technology Fund	—	953,287	21,154,593	(308,778)	21,799,102
Live Oak Health Sciences Fund	31,043	126,636	21,478,104	—	21,635,783

As of October 31, 2022, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales, return of capital adjustments and partnership basis adjustments.

The Rock Oak Core Growth Fund, River Oak Discovery Fund, and Black Oak Emerging Technology Fund elected to defer to the fiscal year ending October 31, 2023, late year ordinary losses in the amount of $10,663, $42,828, and $308,778, respectively.

As of October 31, 2022, the River Oak Discovery Fund had short-term and long-term capital loss carryforwards available to offset future gains and not subject to expirations of $654,041 and $458,129, respectively.

At October 31, 2022, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows:

	Federal	Gross	Gross	Net
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
White Oak Select Growth Fund	$209,337,218	$150,524,687	$(2,784,010)	$147,740,677
Pin Oak Equity Fund	97,288,832	55,572,899	(1,355,861)	54,217,038
Rock Oak Core Growth Fund	10,971,913	2,218,559	(360,378)	1,858,181
River Oak Discovery Fund	25,103,505	4,731,480	(769,953)	3,961,527
Red Oak Technology Select Fund	261,737,912	217,842,543	(2,195,884)	215,646,659
Black Oak Emerging Technology Fund	51,575,332	21,359,814	(205,221)	21,154,593
Live Oak Health Sciences Fund	44,878,751	21,538,677	(60,573)	21,478,104

Management evaluates the Funds’ tax positions to determine if the taken tax positions meet the minimum recognition threshold by measuring and recognizing tax liabilities in the Financial Statements. The threshold is established by accounting for uncertainties in income

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Notes to Financial Statements

As of October 31, 2022

tax positions, taken or expected. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of and for the fiscal year ended October 31, 2022, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years (current and prior three tax years) for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATION OF CREDIT RISK AND OWNERSHIP:

As of October 31, 2022, The White Oak Select Growth Fund and Live Oak Health Sciences Fund invested greater than 25% of their net assets in securities in the Health Care sector. As of October 31, 2022, The River Oak Discovery Fund, Red Oak Technology Select Fund, and Black Oak Emerging Technology Fund invested greater than 25% of their net assets in securities in the Technology sector. Therefore, each of these Funds may be more affected by economic developments in those sectors than a general equity fund would be.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however based on experience, the risk of loss from such claims is considered remote.

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of October 31, 2022, the the Vanita B. Oelschlager Trust owned 31.23% of the Rock Oak Core Growth Fund and the James D. Oelschlager Trust owned 33.44% of the River Oak Discovery Fund.

8. TRUSTEE AND OFFICERS FEES:

As of October 31, 2022, there were five Trustees, four of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a retainer at an annual rate of $30,000 per year. Each Independent Trustee is also paid a fee of $3,500 for each meeting of the Board attended or participated in person, and/or is also paid $1,000 per attendance at each telephonic Board meeting, as applicable. Each Independent Trustee is paid $4,000 per telephonic or in-person meeting at which they receive and review preliminary materials provided in connection with the annual continuation of the advisory agreement in accordance with Section 15(c) of the 1940 Act. The chairperson of the Audit Committee receives an additional retainer of $1,000 per calendar quarter during which an Audit Committee Meeting is held and the Lead Independent Trustee receives an additional retainer of $3,500 per calendar quarter.

The Independent Trustees who do not serve as chairpersons of the applicable Board committee are not paid an additional fee from the Trust for attendance at and/or participation in such meetings of the various committees of the Board. The Independent

68	Annual Report | October 31, 2022

Notes to Financial Statements

As of October 31, 2022

Trustees are also reimbursed for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust, although they may be reimbursed for meeting-related expenses.

9. INDEMNIFICATIONS:

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. SUBSEQUENT EVENTS:

Management has evaluated events or transactions from October 31, 2022, through the date these financial statements were issued, that would merit recognition or disclosure in the financial statements. There were no other subsequent events to report that would have a material impact to the Funds’ financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Oak Associates Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Oak Associates Funds comprising White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund (the “Funds”) as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 27, 2022

70	Annual Report | October 31, 2022

Additional Information

As of October 31, 2022 (Unaudited)

1.	UNAUDITED TAX INFORMATION:

The White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designate 100%, 100%, 0%, 32.95%, 100%, 24.36%, and 49.43%, respectively, of the income dividends distributed between January 1, 2021 and December 31, 2021, as qualified dividend income (QDI) as defined in Section 1(h) (11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designate 100%, 100%, 0%, 32.95%, 100%, 24.36%, and 37.11%, respectively, of the ordinary income dividends distributed between January 1, 2021 and December 31, 2021, as qualifying for the corporate dividends received deduction.

In early 2022, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Fund, if any, during the calendar year 2022.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designated $23,180,312, $19,449,816, $531,997, $3,032,904, $70,968,457, $6,914,073, and $3,105,798 as long-term capital gain dividends, respectively.

2.	PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Funds at 1-888-462-5386; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

3.	QUARTERLY PORTFOLIO HOLDINGS

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov and on the Funds’ website at www.oakfunds.com.

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Additional Information

As of October 31, 2022 (Unaudited)

TRUSTEES OF THE TRUST

			Number
			of
			Portfolios		Other
			in Fund
		Length	Complex		Directorships
	Position		Overseen		Held
Name and	Held with	of Time	by Board	Principal Occupation(s)	by Board
Year of Birth(1)	Trust	Served(2)	Member(3)	During Past Five Years	Member(4)
Susan F. Akers Born 1972	Trustee	Since May 2022	7	CFO and Principal of Ullman Oil Company since 2015.	None
Pauline F. Ramig, Ph.D. Born 1940	Trustee	Since 2007	7	Retired. Financial Planning Practitioner, Ramig Financial Planning, 1991-2021.	None
Michael R. Shade Born 1948	Trustee	Since 2007	7	Attorney at Law; Partner, Shade & Shade since December, 1979.	None
David J. Gruber Born 1963	Trustee	Since 2019	7	Director of Risk Advisory Services, Holbrook & Manter (CPA firm) since 2016.	Trustee for Asset Management Fund (4 Funds); Monteagle Funds (4 Funds); and Cross Shore Discovery Fund

72	Annual Report | October 31, 2022

Additional Information
As of October 31, 2022 (Unaudited)

Number
of
			Portfolios		Other
in Fund
		Length	Complex		Directorships
	Position		Overseen		Held
Name and	Held with	of Time	by Board	Principal Occupation(s)	by Board
Year of Birth(1)	Trust	Served(2)	Member(3)	During Past Five Years	Member(4)
INTERESTED TRUSTEE OF THE TRUST
James D. Oelschlager(5) Born 1942	Interested Trustee	Since 2000	7	Co-CIO of Oak Associates, ltd. since 2019. Founder of Oak Associates, ltd. and Managing Member, President and CIO, 1985-2019.	None
TRUSTEE EMERITUS OF THE TRUST
John G. Stimpson Born 1942	Trustee Emeritus	Since 2019	7	Retired since 1993. Board of Trustees, Oak Associates Funds, 2000-2019.	None

1	Each Trustee may be contacted in writing to the Trustee c/o Oak Associates Funds, 3875 Embassy Parkway, Suite 250, Akron, OH 44333. Each Officer may be contacted in writing to the Officer c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45426.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

3	The “Oak Associates Funds Complex” consists of all series of the Trust for which Oak Associates, ltd. serves as investment adviser. As of October 31, 2022, the Oak Associates Funds Complex consisted of seven Funds.

4	Directorships of companies are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

5	Mr. Oelschlager is considered an “interested” person of the Trust as that term is defined in the Investment Company Act of 1940. Mr. Oelschlager is interested by virtue of his role as co-Chief Investment Officer of the Adviser.

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Additional Information

As of October 31, 2022 (Unaudited)

OFFICERS OF THE TRUST

Number
of
Portfolios
in Fund
		Length	Complex		Other
	Position		Overseen
Name and	Held with	of Time	by Board	Principal Occupation(s)	Directorships
Year of Birth(1)	Trust	Served	Member	During Past Five Years	Held
Charles A. Kiraly(2) Born 1969	President/ Chief Executive Officer	Since 2014	N/A	Director of Mutual Fund Operations at Oak Associates, ltd. since July 2014; Vice President and Senior Fund Administrator at PNC Capital Advisors, LLC, 2006-2014.	N/A
Margaret L. Ballinger(2) Born 1953	Chief Compliance Officer	Since 2015	N/A	President since January 2020, Chief Compliance Officer since December 2014 and Chief Operating Officer since 1996 for Oak Associates, ltd. Co-founder of Oak Associates, ltd. in 1985.	N/A
Zachary P. Richmond Born 1980	Treasurer	Since 2019	N/A	Vice President and Director of Financial Administration for Ultimus Fund Solutions, LLC since 2019; Treasurer and Chief Financial Officer of Capitol Series Trust since 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since 2015.	N/A

74	Annual Report | October 31, 2022

Additional Information

As of October 31, 2022 (Unaudited)

Number
of
Portfolios
in Fund
		Length	Complex		Other
	Position		Overseen
Name and	Held with	of Time	by Board	Principal Occupation(s)	Directorships
Year of Birth(1)	Trust	Served	Member	During Past Five Years	Held
Maggie Bull Born 1965	Secretary	Since 2018	N/A	Vice President, Senior Legal Counsel since February 2020, Senior Attorney, 2017- 2020 for Ultimus Fund Solutions, LLC; Legal Counsel, Meeder Investment Management, 2011-2016; Chief Compliance Officer, Meeder Funds, 2011- 2016.	N/A

[1]	Each Officer may be contacted in writing to the Officer c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

[2]	Mr. Kiraly and Ms. Ballinger are considered to be “affiliates” of the Adviser by virtue of their employment by the Adviser.

For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-462-5386 or on the Funds’ website at www.oakfunds.com.

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Oak Associates Funds

Privacy Policy

Oak Associates Funds recognizes and respects the privacy concerns of our shareholders. The Funds collect nonpublic personal information about you in the course of doing business and providing you with individualized service. “Nonpublic personal information” is personally identifiable financial information about you. We do not sell your personal information to anyone and we do not disclose it to anyone except as permitted or required by law or as described in this policy.

INFORMATION WE COLLECT

●	Information we receive from you on applications and other forms (such as your name, birth date, address and social security number);

●	Information about the transactions in your accounts;

●	Information about any bank account you use for transfers between your bank account and your Oak Associates accounts; and

●	Information we receive about you as a result of your inquiries by mail, email and telephone

INFORMATION WE SHARE

Oak Associates Funds only discloses your nonpublic personal information as required or permitted by law. The Funds may disclose this information:

●	So that we may complete transactions you authorize or request; and

●	So that we may provide you with information about Oak Associates Funds products and services; we may disclose information to companies that provide services to us, such as transfer agents or printers and mailers that prepare and distribute materials to you.

INFORMATION SECURITY

Within Oak Associates Funds, access to your information is restricted to the individuals who need to know the information to service your account. Each Fund conducts its business through its trustees, officers and third party service providers, pursuant to agreements with the Fund. The Fund and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your information. In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with nonaffiliated third parties by that entity.

TO PROTECT YOUR PRIVACY

We recommend that you do not provide your account information or Oak Associates Funds user name or password to anyone. If you become aware of any suspicious activity relating to your account, please contact us immediately at 1-888-462-5386.

QUESTIONS

Should you have any questions regarding the Funds’ Privacy Policy, please call 1-888-462-5386

OAK ASSOCIATES FUNDS

CONTACT US

By Mail

Oak Associates Funds

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

By Telephone 1-888-462-5386 Monday through Friday, 8:00 a.m. to 6:00 p.m. ET

On The Web www.oakfunds.com

Click on the My Oak Account section to take advantage of these features:

●	Trade Online

●	Access and Update Account Information

●	Go Paperless with eDelivery

●	View and download account history

●	Establish a systematic investment plan

The Trust files its complete schedule of portfolio holdings of each Fund monthly on Form N-PORT, with every third month made available to the public by the Securities and Exchange Commission sixty days after the end of the Funds’ fiscal quarter.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-462-5386; and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

This report has been prepared for Oak Associates Funds Shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Oak Associates Funds are distributed by Ultimus Fund Distributors, LLC

OAK ASSOCIATES FUNDS

This Page Intentionally Left Blank

OAK ASSOCIATES FUNDS

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225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Oak Funds-AR-22

(b)	Not applicable.

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is David Gruber, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $87,500

Fiscal year ended 2021: $84,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

Fees for 2022 and 2021 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing.  Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $21,000

Fiscal year ended 2021: $21,000

Fees for 2022 and 2021 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Not Applicable.

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by the applicable principal account for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Oak Associates Funds

By (Signature and Title)* /s/ Charles A. Kiraly_______________________

Charles A. Kiraly, President

Date 1/6/2023________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Charles A. Kiraly_________________________________________

Charles A. Kiraly, President and Principal Executive Officer

Date 1/6/2023_________

By (Signature and Title)* s/ Zachary P. Richmond_________________________________________

Zachary P. Richmond, Treasurer and Principal Financial Officer

Date 1/6/2023_______________